PARNASSUS INCOME FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06673

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ¡  JUNE 30, 2011

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Semiannual Report • 2011

August 8, 2011

Dear Shareholder:

Enclosed you will find the semiannual reports for all six Parnassus Funds. This has not been a good quarter for our funds. Four of the funds underperformed their benchmarks, while the Mid-Cap Fund and the Fixed-Income Fund beat one benchmark but lost to the other. Despite this quarter’s underperformance, the long-term track record of our funds is excellent. You’ll find all the details in the enclosed reports.

Interns

We have three excellent research interns joining us this summer. Robert Klaber is a Phi Beta Kappa graduate of Brown University, where he won the Joslin Award for leadership and service. He also holds a Master of Philosophy in Modern Society and Global Transformation from Cambridge University in England. He is currently an MBA candidate at Harvard Business School. His previous experience includes working as an asset management strategy analyst at Neuberger Berman and as a venture capital summer associate at City Light Capital.

Rebecca Bailey is a graduate in mathematics and economics from Smith College and is an MBA candidate at the Wharton School at the University of Pennsylvania. Previously, she worked as an investment banker at JP Morgan Securities.

Joshua Harrington is a Magna cum Laude graduate of the University of Missouri and is an MBA candidate at the University of California, Berkeley. His previous experience includes work as an equity research analyst at TIAA-CREF Investment Management and as a senior associate at Headlands Capital Management.

Below you will find a picture of some current and former Parnassus Investments interns at a reunion dinner in San Francisco on June 10.

Standing (left to right): Romahlo Wilson, Robert Klaber, Dan Beck, George Lai, Billy Hwan, Matt Gershuny, Russ Caprio, Ian Sexsmith, Todd Ahlsten, Ben Allen, Minh Bui, Joakim Mahlberg, Andy Rubinson, Joshua Harrington, Ryan Wilsey and Iyassu Essayas.

Semiannual Report • 2011	PARNASSUS FUNDS

Seated (left to right): Marie Lee, Carrie Lo, Lori Keith, Feliz Fuentes Montpellier, Jerome Dodson, Samantha Seto, Rebecca Bailey, Katherine Loarie and Iris Lee.

Finally, I would like to thank all of you for investing with Parnassus.

Yours truly,

Jerome L. Dodson, President

Parnassus Investments

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS FUND

Ticker: PARNX

As of June 30, 2011, the net asset value per share (“NAV”) of the Parnassus Fund was $40.66, so the total return for the quarter was a loss of 4.33%. This compares to a gain of 0.09% for the S&P 500 Index (“S&P 500”) and a loss of 0.08% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, we lagged both indices by about four percentage points.

Although we had a very difficult second quarter, we still have a positive return for the year with a gain of 0.42%. Even though we have a positive return for the year-to-date, we’re quite a bit behind our benchmarks, with the S&P 500 gaining 6.01% and the Lipper average up 6.00%. Things definitely don’t look good right now for the Parnassus Fund, but we have to keep these things in a historical context. Last year at this time, the Fund had just lost 13.32% for the second quarter of 2010, compared to a loss of 11.41% for the S&P 500 and a loss of 11.00% for the Lipper average. Despite a disastrous second quarter last year, the Fund was able to gain 16.71% for all of 2010, beating both the S&P 500 and the Lipper average, which gained 15.08% and 15.91%, respectively. At this point, the regulators will want me to say that past performance is no guarantee of future returns, but all I can say now is that we’re down, but not out.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. While we’re behind the benchmarks for the one- and ten-year periods, we’re substantially ahead of both indices for the three- and five-year periods.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 6/30/2011

Parnassus Fund	26.22	7.13	6.44	2.56	0.97	0.97

S&P 500 Index	30.68	3.34	2.95	2.72	NA	NA

Lipper Multi-Cap Core Average	30.90	3.29	2.97	3.79	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

For the quarter, five companies each accounted for losses of 21¢ or more for each fund share. Two of them were providers of optical equipment used in telecommunications. Finisar dropped 26.7%, as its stock collapsed from $24.60 to $18.03 for a loss of 58¢ on the NAV. Ciena sank 29.2% from $25.96 to $18.38 for a loss of 56¢ for each Parnassus share.

Both Finisar and Ciena had a similar experience. The stocks rose much higher on improved prospects for spending on telecom equipment, then they overshot their fundamentals and got ahead of themselves, before collapsing when results were not as strong as expected.

In our last quarterly report, we described how over-ordering by Finisar customers led to an inventory correction as customers cut back their orders, using their own inventory supply to meet demand. In addition, there was weakness in the China telecommunications market. These trends continued in the second quarter, pressuring the company’s share price. As we stated in our last report, we think that the inventory correction and the China weakness are temporary problems, and we hope that the stock will recover sometime later this year.

At Ciena, there was no evidence of over-ordering or inventory correction, and the stock did very well in the first quarter, increasing 23.3% and adding 45¢ to each fund share. Like Finisar,

Semiannual Report • 2011	PARNASSUS FUNDS

though, the stock did get ahead of itself. On June 8, the company issued weak guidance, indicating that demand for its products was softening. We added to our position in Ciena on the weakness in its share price because we think that demand will improve before the end of the year, and the company has excellent products and seems to be gaining market share.

KB Home saw its stock drop 21.4% during the quarter, going from $12.44 to $9.78 while slicing 24¢ off the NAV. On June 29, the company announced that it lost $68.5 million for the quarter ended May 31 compared to a loss of $30.7 million for the quarter ended a year earlier. The loss was more than double what analysts had been expecting. Very slow sales and write-downs of land and housing developments contributed to the loss.

KB Home was the only one of our four homebuilder stocks to suffer such a loss. Shares of Toll Brothers and PulteGroup increased during the quarter, and DR Horton registered a modest loss. Lower sales helped drive down KB’s stock, but an enormous amount of debt on its balance sheet also contributed to the decline. Normally, I avoid companies with a lot of debt, but in this case, I overlooked that factor, believing that KB’s emphasis on lower-cost homes would do well in the current environment. As it turned out, it was an error in judgment. Although I wish I had never bought KB Home, I’m hanging onto the stock because the price is so low, and I expect an improvement in the housing market in the near future. One positive about the KB experience is that it will remind me to focus on avoiding companies with a lot of debt.

Networking giant Cisco’s stock fell 9.0% from $17.15 to $15.61, thereby cutting 21¢ off each fund share. Investors are worried about slowing growth and increased competition in the company’s core switching business. Weak demand from state and local governments also weighed on the stock. Despite these issues, Cisco remains the worldwide leader of equipment used to power internet traffic and data centers. At only nine times forward earnings estimates, the stock is on the bargain table.

Applied Materials, the leading supplier of semiconductor manufacturing equipment, cut 21¢ off the NAV, as its shares dropped 16.7% from $15.62 to $13.01. Some customers deferred orders in the wake of the Middle East turmoil and the disaster in Japan. The company also bought rival Varian Semiconductor for almost $5 billion, a 55% premium over its last trading price before the announcement. Investors drove down the stock because of the high price paid for Varian, and concern that most acquisitions don’t work out as expected.

Despite our difficult quarter, three stocks each contributed 20¢ or more to the NAV. Leading the charge was MasterCard, which added 29¢ to each Parnassus Fund share, as its stock surged 19.7% from $251.72 to $301.34. The stock did well in April and May, when management reported improving business trends here and abroad, but the biggest move came in June when the Federal Reserve softened its original rule limiting the amount companies could charge for debit card processing. Previously, the average charge for a debit card transaction was about 44¢, and the new regulation will bring that down to about 24¢, alleviating a long-time investor concern and enhancing the company’s growth and profitability outlook.

Oil- and gas-producer W&T Offshore climbed 14.6% from $22.79 to $26.12 while contributing 23¢ to each Parnassus Fund share. The stock moved higher after the company announced a sizeable acquisition of onshore assets in the West Texas Permian Basin, which should diversify W&T’s asset base and provide significant future growth.

Parnassus Fund as of June 30, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Intel Corp.	5.7%

Wells Fargo & Co.	5.0%

Cisco Systems Inc.	4.8%

Finisar Corp.	4.8%

Ciena Corp.	4.6%

W&T Offshore Inc.	4.4%

QUALCOMM Inc.	4.3%

Hewlett-Packard Company	4.3%

PulteGroup Inc.	4.0%

JPMorgan Chase & Co.	3.9%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2011

Intel added 20¢ to the NAV, as its stock rose 9.9% to $22.16 from $20.17. The shares moved higher after the company reported better than expected quarterly results driven by improved pricing and increased business demand for computers as well as higher demand from consumers in emerging markets.

Outlook and Strategy

This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports.

The funds that I manage have not done very well this year. It’s the first time in a long while that this has happened. The portfolio manager is the same, the process is the same, but the results are different. I guess that’s why the regulators make us say that past performance is no guarantee of future returns.

If you read through the company analysis for each fund, you will see the sectors in the portfolio that did not do well. In the case of the Parnassus Fund, there was weakness in telecommunications equipment, technology and homebuilders. For the Workplace Fund, the weakness was in telecomm equipment, finance and technology. For the Small-Cap Fund, it was telecomm equipment, technology, finance and homebuilders. The net result is that the companies in all three portfolios are much cheaper than they were in relation to the stock market as a whole. This doesn’t mean that they can’t go down even further, but it does mean that they are trading at bargain levels.

Right now, the economic outlook is not very good. We’ve been out of the recession for two years now (since the middle of 2009), but the recovery has been very slow. Usually, when we come out of a recession, the economy bounces back quickly with strong GDP growth, lots of new jobs being created and a strong housing market. None of that is happening this time.

There are also a lot of clouds in the global economy, which now affects America much more than in the past. Greece, Portugal and Ireland are close to financial insolvency and the whole Euro-zone is weak. Japan’s economy is suffering the after-effects of the tsunami and the nuclear radiation scare. China is over-leveraged and its economy is slowing down. The Middle East is in turmoil. None of this can be good for our economy or the stock market. Although I’m by nature an optimist, I don’t see any promising economic signs in the near future.

If I used only macroeconomic factors to decide on my investment strategy, I might sell many of the stocks in the portfolios and hold a lot of cash. As most of you know, however, I don’t use macroeconomic factors to manage my funds. Over the years, I’ve been most successful when I’ve focused on the company rather than the economy. I try to pick companies that are good businesses and are selling at reasonable prices.

What’s surprising is that some of our best financial gains have come when the economic outlook was the bleakest. For example, in 1988, just after the stock market crash in October of 1987, the Parnassus Fund gained 42.44% to be one of the best-performing funds in the country that year. In 1990, the economy was in recession, the stock market collapsed and Saddam Hussein invaded Kuwait. Yet in the next year, 1991, the Parnassus Fund hit a record with a gain of 52.56%. In 2008, there was a financial meltdown and the economy was in a deep recession, yet in the next year, 2009, the Parnassus Fund gained 47.94%.

Of course, these examples don’t necessarily mean that we’re now ready for our funds to take off. What it does show, though, is that even in economically gloomy times, the stock market can turn around quickly and move sharply higher. For that reason, I’m keeping all three funds fully-invested in good companies trading at attractive valuations.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2011, the NAV of the Parnassus Equity Income Fund-Investor Shares was $27.32. After taking dividends into account, the total return for the second quarter of 2011 was a loss of 0.74%. This compares to gains of 0.09% for the S&P 500 Index (“S&P 500”) and 0.53% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper Average”).

For the first half of 2011, the Fund rose 4.46% versus 6.01% for the S&P 500 and 6.36% for the Lipper average. While we have underperformed so far in 2011, our long-term record remains outstanding. Our three-, five- and ten-year trailing returns beat the S&P 500 and the Lipper average by significant margins for every period.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five-, and ten-year periods.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 6/30/2011

Parnassus Equity Income Fund Investor Shares	23.10	5.52	7.21	6.86	0.99	0.99

Parnassus Equity Income Fund Institutional Shares	23.34	5.74	7.44	6.98	0.75	0.75

S&P 500 Index	30.68	3.34	2.95	2.72	NA	NA

Lipper Equity Income Fund Average	29.78	3.88	3.47	4.46	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 6.68%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.77% of net assets, exclusive of acquired fund fees, through May 1, 2012 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

I’m disappointed that the Fund registered a modest loss of 0.74% for the second quarter and underperformed the S&P 500. The most significant driver of our underperformance was financials, which trimmed the Fund’s return by 53 basis points versus the benchmark. Bank stocks had a tough quarter, due to concerns about increased regulation, continued mortgage loss exposure, sluggish economic data and fears of Greek government default.

Our 16% exposure to financials was in-line with the index, but our holdings in this sector performed worse, falling on average 9.5% versus 6.0% for their S&P 500 peers. I expect our financial investments to rebound, because they have staying power, formidable competitive advantages and attractive valuations.

Company Analysis

The Fund had four stocks that reduced the NAV by at least 12¢ per share. Energen, a top-20 U.S. producer of oil and natural gas, fell 10.5% during the quarter from $63.12 to $56.50 and trimmed the NAV by 16¢. Energen’s stock struggled because oil prices declined from approximately $110 a barrel to $95 by quarter-end, and a drought in Texas caused fires that disrupted production at some wells.

These are temporary setbacks that don’t change Energen’s long-term fundamentals. At the end of 2010, the company had 303 million barrels worth of proven oil equivalents, which are enough to maintain current production for 15 years. I agree with Lori Keith, our energy analyst, that oil prices will increase long-term due to strong demand, limited supply, and geopolitical risks, so Energen’s reserves should increase in value over time.

PARNASSUS FUNDS	Semiannual Report • 2011

Google declined 13.6% during the quarter to $506.38 from $586.21 and lowered the NAV by 14¢. Despite reporting strong revenues for its March quarter, Google’s stock fell as earnings were slightly below expectations due to higher expenses. Google also faced increased government scrutiny regarding anti-trust issues, which soured investor sentiment.

Our research director, Ben Allen, thought that Google’s second quarter stock market reaction was misguided. I agreed and made Google our largest holding during the quarter. We think that Google’s extra spending will increase the company’s economic relevance and competitive moat. The company’s three big areas of investment – pay raises for employees, advertising for its Chrome browser and research & development for emerging products – are superb uses of its $37 billion of cash.

JP Morgan’s stock declined 11.2% from $46.10 to $40.94 and trimmed our NAV by 13¢. As mentioned earlier, bank stocks got hit during the quarter for a host of non-company-specific reasons. In a challenged industry, JP Morgan is extremely well positioned. I recently heard CEO Jamie Dimon speak at a New York investment conference and was impressed with his strategy and attention to risk management. I’m confident that the company can make money in a wide range of potential regulatory and economic outcomes, while also minimizing the negative effects of potential European debt crises or a double dip in United States housing prices. Trading at only 7 times our estimated 2012 earnings estimates, JP Morgan is a great investment at its current quote.

Bank of New York Mellon reduced the Fund’s NAV by 12¢ as the stock fell 14.2% to $25.62 from $29.87 per share. The company generates most of its profits from asset management and fee-based custodial and trust services, so Bank of New York Mellon is not a bank in the traditional sense. Earnings are currently depressed because low interest rates prevent the company from charging its normal fee for money market services.

The Fund had four stocks that boosted the NAV by at least 10¢ each. MasterCard, the transaction processing company, jumped 19.7% from $251.72 to $301.34 and added 16¢ to the NAV. The stock jumped late in the quarter, as the Federal Reserve released its final debit-fee rules. Earlier versions of the rule had indicated that the limit on debit card “swipe fees” would be around 12¢ (compared to an average of 44¢ before the rule change) but estimates based on the final rule indicate a limit of 24¢. This higher limit is good for banks, and MasterCard’s stocks moved higher.

In the Spring of 2010, Senator Durbin of Illinois proposed legislation to cut debit fees by as much as 84%. This news pushed MasterCard’s stock down over 20% from around $260 per share to below $200. After a thorough analysis by analyst Matt Gershuny, I bought a significant MasterCard position in May of last year, based on the view that the market was anticipating a worst-case scenario for Durbin’s legislation. We were rewarded when the cut was less than expected, and I remain bullish on the long-term prospects for MasterCard.

Nike had a good quarter, rising 18.9% to $89.98 per share from $75.70, adding 12¢ to the NAV. In late June, the company reported that fiscal 2011 sales increased 10% and earnings grew 14%. In addition, the company updated its long-term business goals, including a target of $28-30 billion of sales by fiscal 2015. The midpoint of this estimate implies an 8% annual growth rate, which should boost earnings and the stock price for years to come.

Gen-Probe, a company that sells molecular diagnostic products that screen blood and detect diseases, increased the NAV by 11¢ per share, as its stock rose 4.2% to $69.15 from $66.35. The company is valuable because several of its products are entrenched industry standards. In addition, Gen-Probe has a full product pipeline, including tests for Human papillomavirus and prostate cancer, along with a new system called Panther, a blood diagnostic machine for small labs.

On April 28, a rumor hit the newswire that several companies were interested in acquiring Gen-Probe. The stock jumped 13% that day and eventually got as high as $87 per share. Given this increase in price, we reduced our Gen-Probe position from 3% of the Fund’s assets to 1.2% at quarter end.

Sysco, the foodservice company, added 10¢ to our NAV as the stock rose 12.6% during the quarter from $27.70 to $31.18. On the strength of its durable competitive advantage, the company has been able to raise prices enough to offset rising commodity costs. This allowed the company to report a 4% year-over-year increase in profits, which exceeded investors’ expectations.

Semiannual Report • 2011	PARNASSUS FUNDS

Outlook and Strategy

The U.S. began the second quarter adding about 200,000 jobs per month, and the consensus projection for 2011 GDP growth was 2.6%. As of this writing, monthly job growth was 18,000 in June and the expectation for 2011 GDP growth has dropped to around 2.3%. Unfortunately, the economy is still not growing at its full potential.

Since our representatives in Washington have done so much to foster an economic recovery, I’m following events in the capital very closely. It appears that Congress will reduce the deficit as part of the deal to raise the debt ceiling, which would mean less government spending or more taxes, both of which would probably have a negative impact on near-term economic growth. And while the Federal Reserve’s quantitative easing programs (QE1 and QE2) weren’t as potent as some expected them to be, the fact that QE2 is phasing out is also a negative for the economy.

Across the Atlantic, governments are also rolling back stimulation policies. Many countries, such as Ireland and Greece, are cutting spending in return for assistance with their debt crises. Meanwhile, the European Central Bank has already started increasing short-term interest rates because of inflation-related concerns. Usually, an increase in rates puts a damper on economic activity, so these actions are not conducive to growth.

The news from Asia also hints at a potential economic slowdown. China has already raised interest rates three times this year in an effort to check inflation, which is currently running above 6%. In addition, I’ve read a number of troubling reports about risks to Chinese growth, including a potential real estate bubble, faulty accounting, bad loans and excess production capacity. Since this country, along with other emerging economies, has provided a boost to flagging global demand since the 2008 credit crisis, any slowdown there could have consequences for companies in the Fund, most of which do a significant amount of business overseas.

While I see a number of risks to the overall global economy, I’m still confident that our portfolio is well positioned to generate strong returns over time. We invest in companies based on a three-year range of outcomes that incorporate numerous upside and downside scenarios, and my natural tendency is to emphasize the bearish scenario. Nevertheless, I’m happy to report that our portfolio companies’ upside scenarios look very good, especially when compared to their relatively contained downside risks. This is possible, because I favor high-quality businesses with durable economic moats, and these companies should hold up well, even if the economy continues growing at a sub-par rate.

Our largest sector, overweighted relative to the index, is technology, where we own great franchises with good long-term prospects, and whose stocks are trading near all-time low earnings multiples. The Fund is still overweighted in energy and utility companies with valuable, long-lived, low-cost production assets, mostly in the United States.

Our two significant underweighted positions relative to the index are healthcare and consumer discretionary. The consumer underweight was reduced during the second quarter, as we initiated a position in Target after its stock fell to bargain levels. We also initiated positions in CVS

Parnassus Equity Income Fund as of June 30, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Google Inc.	5.2%

Waste Management Inc.	4.8%

Energen Corp.	4.3%

Cisco Systems Inc.	4.3%

JPMorgan Chase & Co.	4.1%

Procter & Gamble Co.	4.1%

Teleflex Inc.	4.0%

QUALCOMM Inc.	3.9%

Plains Exploration & Production Co.	3.4%

MasterCard Inc.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2011

Caremark and United Parcel Service (UPS). These stocks should hold up well if economic growth is subdued, and should thrive if the economic picture ends up being better that my current projection.

Our high-quality portfolio of 40 stocks reflects our time-tested investment approach. This process has generated superior long-term returns, and I expect it to continue to do so. Thank you for your trust and investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten

Portfolio Manager

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of June 30, 2011, the NAV of the Parnassus Mid-Cap Fund was $20.22, so the total return for the second quarter of 2011 was a gain of 0.10%. This compares to a gain of 0.42% for the Russell Midcap Index (the “Russell”) and a loss of 0.08% for the average multi-cap core fund followed by Lipper (the “Lipper average”). While we fell slightly behind the Russell this quarter, we’re pleased that the Fund beat its Lipper peer group.

For the first half of 2011, the Fund is well ahead of its benchmarks, rising 10.79% versus a gain of 8.08% for the Russell and a gain of just 6.00% for the Lipper average. Long-term performance remains outstanding; the Fund’s three-year annualized gain is 11.37%, considerably better than the 6.46% gain for the Russell and the 3.29% gain for the Lipper average. The Fund’s five-year annualized return is also significantly ahead of both indices.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 6/30/2011

Parnassus Mid-Cap Fund	35.34	11.37	7.48	7.25	1.46	1.20

Russell Midcap Index	38.47	6.46	5.30	7.74	NA	NA

Lipper Multi-Cap Core Average	30.90	3.29	2.97	5.01	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

With the exception of underperforming small-cap issues, domestic equity markets were about flat for the second quarter of 2011. Stocks were volatile intra-quarter though, reflecting unease about domestic economic growth and the European debt crisis.

Mid-cap stocks were not immune to this volatility. In April, the Russell rose 3.0% following strong corporate earnings reports. However, it fell 7.4% from its quarterly high by mid-June on sluggish U.S. economic data and Greek instability. When Greece announced a debt restructuring plan in late June, the Russell jumped to end the quarter up 0.42%. This performance compares favorably to the large-cap S&P 500 Index’s 0.09% rise, and the small-cap Russell 2000 Index’s 1.61% drop.

For the quarter, the Fund trailed the Russell by 0.32 percentage points, and beat its Lipper peers by 0.18 percentage points. The Fund tends to invest in companies with higher returns on equity (ROE), an indication of profitability and efficiency. Since these companies did better than companies with lower ROEs during the quarter, this bias contributed positively to our performance.

Regarding sector allocation, the Fund was overweight relative to the Russell in the rising healthcare sector, which was the most positive contributor for the quarter. Conversely, the Fund’s underweight position relative to the index in consumer discretionary issues hurt performance, because these stocks as a group went up the most of any sector. Excellent stock picking in the industrial sector contributed positively to our performance, while poor stock picking in the financial sector was a drag.

PARNASSUS FUNDS	Semiannual Report • 2011

Company Analysis

Three stocks reduced the Fund’s NAV by 8¢ or more in the quarter, while four stocks added at least 7¢ to the NAV.

The Fund’s biggest loser was Finisar, a provider of optical components used in telecommunication equipment, which sliced 15¢ off the NAV. The stock tumbled 26.7% during the quarter, from $24.60 to $18.03, after management provided weaker-than-expected earnings guidance due to soft demand from key customer, Huawei. The company’s performance should improve given the expanding market for broadband services and Finisar’s strong product offering.

First Horizon National, a Tennessee-based bank, cut 12¢ from the Fund’s NAV as its stock fell 14.9% from $11.21 to $9.54. The stock traded down, along with other financials, given the bank’s exposure to national home equity loans and mortgage securities. We still like the stock, because most national loans should pay off over time, and the company is re-focusing efforts on its high-potential core franchise.

Oil and gas producer Energen dropped 10.5% from $63.12 to $56.50, decreasing the NAV by 8¢. Weather issues and wild fires impacted production in West Texas’ Permian Basin, causing the company to miss expectations. A 10% drop in crude oil’s price also hurt. Despite these issues, we expect a recovery in the stock as the company ramps up its drilling programs and oil prices move higher.

Teradata, a business intelligence software company based in Ohio, was the Fund’s biggest contributor, adding 10¢ to the NAV, as its stock rose 18.7% from $50.70 to $60.20. Enterprises are increasingly adopting the company’s analytics solutions to manage multiple data sources. Management raised its revenue outlook in the quarter reflecting this robust demand. Investors are also excited about Teradata’s two recent acquisitions, which significantly expand the company’s customer base.

Sysco, the Texas-based food service company, added 9¢ to the Fund’s NAV, as its stock jumped 12.6% during the quarter from $27.70 to $31.18. The stock rose after the company successfully raised prices, offsetting the spiking cost of food and other products it sells. Despite the soft economy, clients accepted this price increase because Sysco offers advantages in quality, price and service.

Shares of Minnesota-based Ecolab, the world’s leading producer of cleaning and sanitizing products, increased 10.5% during the quarter, from $51.02 to $56.38, adding 7¢ to the Fund’s NAV. Ecolab was weak earlier in the year, as the cost of raw materials used to make its products went up. The stock recovered this quarter, as management successfully implemented offsetting price increases, indicating that clients are willing to pay for the company’s innovative product portfolio and excellent customer service.

Gen-Probe, a San Diego-based company that sells molecular diagnostic products for blood screening and disease detection, increased the Fund’s NAV by 7¢ as its stock rose 4.2% from $66.35 to $69.15. The stock surged over 20% in April following reports that the company was for sale. We sold most of our position on this news, believing the shares were fairly valued. When a deal didn’t transpire, the stock dropped drastically.

Parnassus Mid-Cap Fund as of June 30, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Waste Management Inc.	4.8%

Teleflex Inc.	4.1%

Insperity Inc.	3.8%

SEI Investments Co.	3.7%

Paychex Inc.	3.6%

Ecolab Inc.	3.4%

Questar Corp.	3.4%

Plains Exploration & Production Co.	3.3%

Sysco Corp.	3.3%

Equifax Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2011	PARNASSUS FUNDS

Outlook and Strategy

Despite the record stimulus of the past few years, expectations for job and economic growth went down this past quarter. More concerning is the combination of Congress’ reluctance to raise the debt ceiling, demand for spending cuts and the end of the Fed’s second quantitative easing program. In Europe, governments such as Greece and Ireland are removing stimulus and cutting spending to gain support for their debt restructuring plans. In China, reports of a real estate bubble and inflation are also worrisome.

The current economic climate is precarious. Nonetheless, we are hopeful that a firmer recovery, with job growth and controlled inflation, will soon take hold in the United States. In the meantime, given our expectations for a bumpy ride, we are straying little from our strategy of investing with caution.

We are overweighted relative to the Russell in the industrial, information technology and healthcare sectors, owning businesses that are well-positioned to capture increasing share in attractively growing end-markets. We have increased our energy exposure, appreciating the long-term demand trends for these companies’ assets. We remain underweighted in the financial and consumer discretionary sectors, where few companies currently meet our overall investment criteria.

The portfolio is positioned to outperform over the long-term, regardless of the economy. This reflects a commitment to our bottom-up investment process, which results in the Fund’s owning attractively-valued and well-managed companies with above market growth rates and competitive advantages.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Benjamin E. Allen	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of June 30, 2011, the NAV of the Parnassus Small-Cap Fund was $24.44, so the total return for the second quarter was a loss of 4.12%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) had a loss of 1.61%, and the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), had a loss of 1.32%. For the quarter, we underperformed our benchmarks by almost three percentage points each.

For the year-to-date, the Small-Cap Fund is up 2.05%, compared to a gain of 6.21% for the Russell 2000 and 6.49% for the Lipper average. Below is a table comparing the performance of the Small-Cap Fund with that of the Russell 2000 and the Lipper average for the one-, three- and five-year periods and the period since inception. As you can see, the Fund is behind the indices for the one-year period, but is substantially ahead of all its benchmarks for all other time periods.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 6/30/2011

Parnassus Small-Cap Fund	34.40	13.80	8.84	10.37	1.30	1.20

Russell 2000 Index	37.41	7.77	4.08	7.35	NA	NA

Lipper Small-Cap Core Average	36.29	7.32	4.00	7.12	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

For the quarter, five companies each accounted for losses of 16¢ or more for each fund share. Two of them were providers of optical equipment used in telecommunications. Finisar dropped 26.7%, as its stock collapsed from $24.60 to $18.03 for a loss of 29¢ on the NAV. Ciena sank 29.2% from $25.96 to $18.38 for a loss of 16¢ for each Small-Cap Fund share.

Both Finisar and Ciena had a similar experience. The stocks rose much higher on improved prospects for spending on telecomm equipment, then they overshoot their fundamentals and got ahead of themselves, before collapsing when results were not as strong as expected.

In our last quarterly report, we described how over-ordering by customers at Finisar lead to an inventory correction with customers cutting back on orders to Finisar, and instead using their own inventory supply to meet production. In addition to the inventory correction, weakness in the China telecommunications market hurt Finisar’s stock in the last quarter. The same thing happened in the second quarter, pressuring the company’s share price. As we stated in the last quarterly report, we think that the inventory correction and the China weakness are temporary problems, and we hope that the stock will recover sometime later this year.

At Ciena, there was no evidence of over-ordering or inventory correction, and the stock did very well in the first quarter, increasing 23.3% and adding 12¢ to each fund share. Like Finisar, though, the stock did get ahead of itself. On June 8, the company issued weak guidance, indicating that demand for its products was softening. We added to our position in Ciena on the weakness in its share price, because we think that demand will improve before the end of the year, and the company has excellent products and seems to be gaining market share.

Semiannual Report • 2011	PARNASSUS FUNDS

Artio Global Investors, an asset manager that invests primarily in international equities, sank 30.1% from $16.16 to $11.30, slicing 24¢ off the NAV. The company posted a strong investment track record from 1996 through 2008, but has underperformed since then. The stock price has come down quite a bit, so it is now in undervalued territory. The stock should move higher once their investment performance improves, which should happen since the same team is in place from the 1996-2008 era.

MIPS Technologies, a provider of semiconductors for use in consumer electronics, saw its stock plummet 34.1% from $10.49 to $6.91 for a loss of 20¢ for each fund share. The company reported poor quarterly results and a weak outlook for the immediate future because of softness in the home entertainment market. We still like the stock because it has superior technology based on Google’s Android operating system that can be used in smart phones and tablets.

LHC Group, a home healthcare company, cost the Fund 16¢ per share, as its stock fell 23.1% from $30.00 to $23.06. More stringent federal regulations in the home healthcare market and recent political pressure to address the federal budget deficit mean that reimbursements from Medicare and Medicaid will probably be lowered which will hurt the firm’s revenue.

The stock that helped the Small-Cap Fund the most during the quarter was Websense, a provider of software for internet security. It contributed 9¢ to the NAV, as its stock rose 13.1% from $22.97 to $25.97. Strong demand for its enterprise security software, and improved results in its core web-filtering business drove the stock higher.

Oil- and gas-producer W&T Offshore climbed 14.6% from $22.79 to $26.12 while contributing 8¢ to each fund share. The stock moved higher after the company announced a sizeable acquisition of onshore assets in the West Texas Permian Basin, which should diversify W&T’s asset base and provide significant future growth.

EZchip Semiconductor provides semiconductors for use as network processors used in data centers, enterprise networks and telecommunications. The stock contributed 8¢ to the NAV, as it rose 24.7% from $29.65 to $36.97. Orders had been weak in the first quarter because of an inventory correction, but bounced back in the second quarter to normal levels. EZchip also announced that its next generation of high-speed network processors will be ready to ship in the second half of the year.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund as of June 30, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	5.3%

Teleflex Inc.	4.2%

Tower Group Inc.	3.7%

Brocade Communications Systems Inc.	3.4%

Quicksilver Resources Inc.	3.3%

AGL Resources Inc.	3.2%

Calgon Carbon Corp.	3.2%

Hanesbrands Inc.	3.1%

VCA Antech Inc.	3.0%

First Horizon National Corp.	2.8%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of June 30, 2011, the NAV of the Parnassus Workplace Fund was $21.50, so the total return for the second quarter was a loss of 2.23%. This compares to a gain of 0.09% for the S&P 500 and a loss of 0.17% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). For the quarter, we lagged both benchmarks by about two percentage points.

For the year-to-date, the Workplace Fund is up 3.32% compared to 6.01% for the S&P 500 and 5.19% for the Lipper average. Below is a table comparing the Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods, as well as the period since inception. We’re behind the S&P 500 for the one-year period, but we’re substantially ahead of both benchmarks for all other periods.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 6/30/2011

Parnassus Workplace Fund	28.90	12.40	9.46	8.63	1.25	1.20

S&P 500 Index	30.68	3.34	2.95	4.31	NA	NA

Lipper Large-Cap Core Average	28.56	2.35	2.43	4.08	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Five companies each accounted for losses of 12¢ or more on the NAV. Two of them were banks and three technology companies. The one that hurt us the most was Cisco, which sliced 14¢ off the NAV, as its stock sank 9.0% from $17.15 to $15.61. Investors are worried about slowing growth and increased competition in the company’s core switching business. Weak demand from state and local governments also weighed on the stock. Despite these issues, Cisco remains the worldwide leader of equipment used to power internet traffic and data centers. At only nine times forward earnings estimates, the stock is on the bargain table.

Applied Materials, the leading supplier of semiconductor manufacturing equipment, cut 13¢ off each fund share, with its stock dropping 16.7% from $15.62 to $13.01. Some customers deferred orders in the wake of the Middle East turmoil and the disaster in Japan. The company also bought rival Varian Semiconductor for almost $5 billion, a 55% premium over its last trading price before the announcement. Investors drove down the price of the stock because of the high price paid for Varian, and concern that most acquisitions don’t work out as expected.

Hewlett-Packard dropped 11.2% during the quarter, falling from $40.97 to $36.40, and reducing the NAV by 12¢. Although the company reported double digit profit growth during the quarter, the stock dropped after the company lowered its revenue outlook. Consumers in the developed world are purchasing fewer PCs than expected, hurting HP’s computer business. The company’s decision to increase spending for its consulting services also hurt the stock, as margin growth may be less than expected, at least in the near term. We are holding onto the stock, since it’s now trading at a very low valuation.

Semiannual Report • 2011	PARNASSUS FUNDS

Shares of San Francisco-based Wells Fargo dropped 11.5% from $31.70 to $28.06 for a loss of 12¢ for each fund share. All large-capitalization bank stocks dropped during the quarter, because of concerns over economic growth and increasing regulation, as well as weak first-quarter earnings reports. Even with all the bad news, we’re optimistic about the future of the bank’s stock. It’s trading at only eight times next year’s expected earnings, and it has the ability to improve performance of all the branches it acquired from Wachovia Bank.

First Horizon, a Tennessee-based bank, cut 12¢ off the NAV, as its stock sank 14.9% from $11.21 to $9.54. The shares are down because of continuing concern about the bank’s exposure to mortgages and home-equity loans in the national market. The bank has solid operations in its home market of Tennessee, but its attempt to establish a national presence had disastrous consequences. It has now retrenched back to its base in Tennessee, where it has profitable, well-managed operations.

Three stocks each helped the Fund by 9¢ or more. The big winner was Nike, which added 19¢ to the Fund’s NAV, as its shares rose 18.9% from $75.70 to $89.98. The stock soared after the company made positive comments about increasing sales in China and other emerging markets. The company also indicated that they would be able to contain costs, so that earnings would grow faster than sales.

MasterCard added 12¢ to each fund share, as its stock surged 19.7% from $251.72 to $301.34. The stock did well in April and May, when management reported improving business trends here and abroad, but the biggest move came in June when the Federal Reserve softened its original rule limiting the amount companies could charge for debit card processing. Previously, the average charge for a debit card transaction was about 44¢, and the new regulation was expected to lower that to about 12¢, but the final regulation came in with an estimate of 24¢. The new ruling alleviated a long-time investor concern and enhanced the company’s growth and profitability outlook.

Intel contributed 9¢ to the NAV, as its stock rose 9.9% to $22.16 from $20.17. The shares moved higher after the company reported better than expected quarterly results driven by improved pricing and increased business demand for computers and better higher demand from consumers in emerging markets.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of June 30, 2011 (percentage of long-term portfolio)

Top 10 Holdings (percentage of net assets)

Nike Inc.	5.5%

Wells Fargo & Co.	5.5%

Intel Corp.	5.3%

Hewlett-Packard Company	5.2%

Cisco Systems Inc.	5.0%

Target Corp.	4.9%

Brocade Communications Systems Inc.	4.4%

SEI Investments Co.	4.4%

Google Inc.	4.1%

QUALCOMM Inc.	4.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of June 30, 2011, the NAV of the Parnassus Fixed-Income Fund was $17.10, producing a total return for the quarter of 2.09% (including dividends). This compares to a gain of 2.32% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays index”) and a gain of 1.93% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-Rated bond funds followed by Lipper (“Lipper average”). Since the beginning of the year, the total return for the Fund was 2.28% compared to a gain of 2.61% for the Barclays index and a gain of 2.86% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for June 2011 was 1.06%.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 6/30/2011

Parnassus Fixed-Income Fund	3.52	6.06	5.87	5.78	0.83	0.75

Barclays Capital U.S. Government/Credit Bond Index	3.68	6.17	6.35	5.74	NA	NA

Lipper A-Rated Bond Fund Average	5.09	6.44	5.64	5.17	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2012, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Second Quarter Review

Weak economic data during the second quarter curbed investors’ optimism following the positive momentum of the first quarter. In particular, manufacturing surveys pointed to a sharp decline in activity in June compared to May. Also, certain key components of these reports, such as indexes for new orders, shipments and employment, all declined. As a result, most economists revised down their economic growth forecasts. For example, 2011 U.S. GDP is projected to grow at only 2.5%, down from the 3.1% growth forecasted at the end of the first quarter.

Interest rates moved lower because of the weaker economic growth prospects. The middle of the yield curve, 3-year to 5-year maturities, decreased the most. The 3-year bond yield decreased 50 basis points (one basis point equals 0.01%) to 0.80% during the second quarter. The yield on the 5-year bond was down 52 basis points to 1.76%. Since bond prices increase as yields decrease, fixed-income securities had positive returns during the second quarter.

The Fund’s performance benefited from this lower yield environment, with a gain of 2.09% for the quarter. Our Treasury bonds were the biggest winner, adding 25¢ to the NAV. Corporate bonds contributed 13¢, while our convertible bonds increased the NAV by 1¢.

The Fund trailed the Barclays index by 23 basis points, because we had less exposure than the benchmark to the U.S. government bond market. As of the end of the quarter, U.S. government bonds represented 61% of the Barclays index, compared to 50% for the Fund. Also, our Treasury bond holdings didn’t go up as much as the benchmark’s, because we had a lower duration. Duration is a measure of the sensitivity of a bond to interest rates movements.

Semiannual Report • 2011	PARNASSUS FUNDS

The Fund was ahead of the Lipper average by 16 basis points, primarily due to our higher weighting in the U.S. Treasury market. Most of our peers also owned commercial mortgage-back securities (CMBS), while we don’t currently have any exposure. During the second quarter, CMBS returned only 1.63% compared to 2.39% for U.S. government bonds.

Outlook and Strategy

At the June meeting of the Federal Reserve Open Market Committee, Chairman Ben Bernanke commented that the economic recovery is proceeding at a moderate pace, albeit slower than anticipated. The current debate among investors is whether this slowdown in economic growth is temporary or prolonged.

In my view, the risk is currently tilted to the downside. I think that the economy will continue to grow, but at a much slower pace than is currently expected. Macroeconomic uncertainties abound, not just in the U.S. For example, Brazil, China, and India are all facing rapid inflation, forcing tighter monetary policy to slow down their economic growth. Japan is still recovering from the unfortunate earthquake and nuclear disaster. And the sovereign debt problem in Europe has not been resolved. Excessive indebtedness in the peripheral European countries has more to do with structural imbalances, such as budget deficits and lack of competitiveness. No amount of funding can solve that and current proposals are not sufficient.

Parnassus Fixed-Income Fund as of June 30, 2011 (percentage of long-term portfolio)

Portfolio Composition

U.S. Government Treasury Bonds	58%

Corporate Bonds	38%

Convertible Bonds	4%

100%

Portfolio characteristics and holdings are subject to change periodically.

I think that the current expected returns for bonds are too low. They don’t offer adequate compensation for the risks mentioned above. Artificially low interest rates have forced many investors to take on more risk to generate acceptable returns. It seems that they are no longer concerned about the risk of loss. And instead, the risk of missing investment opportunities is their primary worry.

Safety and preservation of capital are essential elements of the Fund’s investment strategy. Given these priorities and current fixed-income market conditions, I think that a defensive positioning is best. I prefer to wait for more attractively priced investments, rather than chase higher yield in riskier investments.

As of the end of the second quarter, U.S. Treasury bonds were our largest holding, representing 50% of the Fund’s total net assets. It is important to note that our Treasury holdings’ duration of 4.5 years is lower than the benchmark’s duration of 5.4 years. Despite my views on the economy, interest rates cannot go much lower given the already low levels. Therefore, longer-dated Treasury bonds are not attractive long-term investments.

While we get a lower yield due to our lower duration, we gain downside protection. Once interest rates rise to levels that appropriately compensate for risks, I will look to extend the portfolio’s duration. The rest of the portfolio consists of corporate bonds (35%), Treasury Inflation-Protected Securities (4%), convertible bonds (3%), and cash and short-term investments (7%).

As always, I remain vigilant to changes in the economic and financial outlook and will position the portfolio accordingly.

Thank you for your trust and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2011

Responsible Investing Notes

By Milton Moskowitz

When Parnassus Investments started operations in 1984, it was not easy to find reliable information about the social performance of companies. Corporations were under no obligation to disclose minority and female participation in management ranks or to report on programs to curb polluting emissions or to highlight their efforts to support communities where they had facilities.

That’s all changed now. Today, analysts at Parnassus have at their fingertips a variety of sources for such information: social responsibility reports by companies, organizations like Business for Social Responsibility, UN Global Compact and CERES, databases developed by Kinder Lydenberg Domini, now a unit of MSCI. And then there are endless lists: Leading Corporate Citizens, 100 Most Ethical Companies, 100 Best Companies for Working Mothers, Fortune’s 100 Best Companies to Work For. The Global Reporting Initiative has laid down clear guidelines on how companies should report information about environmental, social and economic performance – and they are now in use by 2,000 companies across the world. A measure of how far we have come are the current campaigns by two of the largest companies in the world, Walmart and Chevron, to persuade people that they are on the side of the angels.

In the end, it still comes down to the judgment of analysts as to what is substantive and what is public relations puffery. At Parnassus, if we have doubts about a company’s social performance, we go directly to the company to hear what they have to say about challenges.

Speaking of lists, we have a new one, Time 100, introduced last May by Time magazine to recognize people who have changed our lives in the past year. What’s remarkable about the list is the paucity of business leaders – a reflection of the low esteem CEOs have these days. Of the 100 most useful people, only nine hail from the business world: Arianna Huffington (The Huffington Post), Reed Hastings (Netflix), Mark Zuckerberg (Facebook), Charles and David Koch (Koch Industries), John Lassiter (Pixar), Jamie Dimon (JP MorganChase), Sergio Marchionne (Fiat and Chrysler), Larry Page (Google). And of these nine, three come from Parnassus portfolio companies: Jamie Dimon, Larry Page and John Lassiter (Pixar is now a unit of Walt Disney).

Kudos to IBM, a holding of the Parnassus Fund and the Parnassus Workplace Fund, for reaching its 100th birthday in June. There are not many companies in that age bracket but Parnassus has nine of them. In addition to IBM, they are (and their ages): Wells Fargo (159), Corning (160), Walgreens (110), Deere (174), Nordstrom (110), McCormick (122), Procter & Gamble (174) and United Parcel Service (104).

Nike, the king of sportswear, was saluted by CERES (Coalition for Environmentally Responsible Economies) and the Association for Chartered Certified Accountants for the best sustainability report. Nike was one of 98 entries in the competition. CERES said: “Nike’s report addresses the new context within which business must operate – one with a rising global population, decreasing natural resources, and an unstable climate – and reveals how Nike, in an effort to take a competitive advantage, is shifting to more sustainable business model.” Wells Fargo, the nation’s fourth largest bank, ranks as the largest lender to small business. In 2010, the bank made new loans of $14.9 billion to small businesses, defined as a company with less than $20 million in revenues.

Google, the king of internet search, announced that it is investing $100 million in the huge Shepherd’s Flat wind project in Oregon. When it goes online next year, Shepherd’s Flat will become the largest wind farm in the world, capable of generating 845 megawatts and supplying enough energy for 235,000 homes. Located near Arlington, Oregon, the farm occupies 30 square miles.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Funds, and there is no affiliation between Parnassus and either publication.

Semiannual Report • 2011	PARNASSUS FUNDS

Fund Expenses (unaudited)

As a shareholder of the funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2011 through June 30, 2011.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,004.20	$4.82
Hypothetical (5% before expenses)	$1,000.00	$1,019.98	$4.86
Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,044.58	$5.02
Hypothetical (5% before expenses)	$1,000.00	$1,019.89	$4.96
Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,045.95	$3.80
Hypothetical (5% before expenses)	$1,000.00	$1,021.08	$3.76
Parnassus Mid-Cap Fund: Actual	$1,000.00	$1,107.95	$6.27
Hypothetical (5% before expenses)	$1,000.00	$1,018.84	$6.01
Parnassus Small-Cap Fund: Actual	$1,000.00	$1,020.46	$6.01
Hypothetical (5% before expenses)	$1,000.00	$1,018.84	$6.01
Parnassus Workplace Fund: Actual	$1,000.00	$1,033.16	$6.05
Hypothetical (5% before expenses)	$1,000.00	$1,018.84	$6.01
Parnassus Fixed-Income Fund: Actual	$1,000.00	$1,022.76	$3.76
Hypothetical (5% before expenses)	$1,000.00	$1,021.08	$3.76

* Expenses are equal to the fund’s annualized expense ratio of 0.97%, 0.99%, 0.75%, 1.20%, 1.20%, 1.20% and 0.75% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 181/365 (to reflect the one-half year period).

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS FUND

Portfolio of Investments as of June 30, 2011 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
380,000	QUALCOMM Inc.	4.3%	21,580,200

	Computers
590,000	Hewlett-Packard Company		21,476,000
30,000	International Business Machines Corp.		5,146,500

		5.3%	26,622,500

	Data Storage
2,300,000	Brocade Communications Systems Inc. [q]	2.9%	14,858,000

	Electronic Components
750,000	Corning Inc.	2.7%	13,612,500

	Entertainment
120,000	The Walt Disney Co.	0.9%	4,684,800

	Financial Services
480,000	JPMorgan Chase & Co.		19,651,200
65,000	MasterCard Inc.		19,587,100
210,000	SEI Investments Co.		4,727,100
900,000	Wells Fargo & Co.		25,254,000

		13.7%	69,219,400

	Footwear
175,000	Nike Inc.	3.1%	15,746,500

	Home Builders
1,300,000	DR Horton Inc.		14,976,000
1,100,000	KB Home [l]		10,758,000
2,625,000	PulteGroup Inc. [q]		20,107,500
750,000	Toll Brothers Inc. [q]		15,555,000

		12.2%	61,396,500

	Industrial Manufacturing
149,000	Teleflex Inc.	1.8%	9,097,940

	Insurance
320,752	Tower Group Inc.		7,640,313
230,000	Verisk Analytics Inc. [q]		7,962,600

		3.1%	15,602,913

	Internet
375,000	eBay Inc. [q]		12,101,250
32,000	Google Inc. [q]		16,204,160

		5.6%	28,305,410

	Natural Gas
300,000	Quicksilver Resources Inc. [q]	0.9%	4,428,000

	Networking Products
1,560,000	Cisco Systems Inc.	4.8%	24,351,600

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
850,000	W&T Offshore Inc.	4.4%	22,202,000

	Professional Services
365,000	Insperity Inc.	2.1%	10,807,650

	Retail
40,000	CVS Caremark Corp.		1,503,200
600,000	Lowe’s Cos., Inc.		13,986,000
210,000	Target Corp.		9,851,100

		5.0%	25,340,300

	Semiconductor Capital Equipment
1,075,000	Applied Materials Inc.	2.8%	13,985,750

	Semiconductors
1,300,000	Intel Corp.		28,808,000
1,200,000	MIPS Technologies Inc. [q,l]		8,292,000

		7.4%	37,100,000

	Software
500,000	Adobe Systems Inc. [q]		15,725,000
100,000	Autodesk Inc. [q]		3,860,000
310,000	Symantec Corp. [q]		6,113,200

		5.1%	25,698,200

	Telecommunications Equipment
1,250,000	Ciena Corp. [q]		22,975,000
1,350,000	Finisar Corp. [q]		24,340,500
1,500,000	Tellabs Inc.		6,915,000

		10.7%	54,230,500

	Total investment in equities (cost $462,213,084)	98.8%	498,870,663

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.75%, matures 01/24/2012		97,732
100,000	Carver Federal Savings Bank 0.90%, matures 02/19/2012		97,447
100,000	Community Bank of the Bay 0.75%, matures 09/06/2011		99,255
100,000	Eastern Bank 0.50%, matures 01/30/2012		97,666
100,000	Latino Community Credit Union 0.90%, matures 02/20/2012		97,436
100,000	Metro Bank 0.65%, matures 05/10/2012		96,568

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
100,000	Opportunities Credit Union 0.45%, matures 04/25/2012		96,732
100,000	Self-Help Credit Union 1.30%, matures 01/14/2012		97,841
100,000	Southern Bancorp 0.85%, matures 01/12/2012		97,852

		0.2%	878,529

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 06/30/2012		188,000
200,000	Root Capital Loan Fund 1.50%, matures 03/15/2012		191,519
100,000	Vermont Community Loan Fund 1.50%, matures 12/15/2011		97,255

		0.1%	476,774

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
11,954,910	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	2.3%	11,954,910

	Total short-term securities (cost $13,310,213)	2.6%	13,310,213

	Total securities (cost $475,523,297)	101.4%	512,180,876

	Payable upon return of securities loaned	(2.3%)	(11,954,910)

	Other assets and liabilities - net	0.9%	4,500,140

	Total net assets	100.0%	504,726,106

	q This security is non-income producing.
	a Market value adjustments have been applied to these securities to reflect early withdrawal.
	l This security, or partial position of this security, was on loan at June 30, 2011.
	The total value of the securities on loan at June 30, 2011 was $11,643,107.
	Fund holdings will vary over time.
	Industry classifications are unaudited.
	Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2011 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
500,000	Praxair Inc.	1.4%	54,195,000

	Communications Equipment
2,750,000	QUALCOMM Inc.	3.9%	156,172,500

	Computers
3,000,000	Hewlett-Packard Company	2.8%	109,200,000

	Consulting Services
1,800,000	Accenture PLC	2.7%	108,756,000

	Cosmetics & Personal Care
2,530,000	Procter & Gamble Co.	4.1%	160,832,100

	Data Processing
3,650,000	Paychex Inc.	2.8%	112,128,000

	Financial Services
3,350,000	Bank of New York Mellon Corp.		85,827,000
4,000,000	JPMorgan Chase & Co.		163,760,000
413,866	MasterCard Inc.		124,714,380
1,450,000	Royal Bank of Canada [l]		82,693,500
3,950,000	SEI Investments Co.		88,914,500
4,000,000	Wells Fargo & Co.		112,240,000

		16.6%	658,149,380

	Food Products
1,935,000	McCormick & Co.		95,917,950
1,500,000	Sysco Corp.		46,770,000

		3.7%	142,687,950

	Footwear
1,150,000	Nike Inc.	2.6%	103,477,000

	Home Products
1,080,000	WD-40 Co.	1.1%	42,163,200

	Industrial Manufacturing
1,200,000	Cooper Industries PLC		71,604,000
1,125,000	Pentair Inc.		45,405,000
2,575,000	Teleflex Inc.		157,229,500

		6.9%	274,238,500

	Insurance
1,090,000	Aflac Inc.	1.3%	50,881,200

	Internet
405,000	Google Inc. [q]	5.2%	205,083,900

	Machinery
500,000	IDEX Corp.	0.6%	22,925,000

	Medical Equipment
675,000	Gen-Probe Inc. [q]	1.2%	46,676,250

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
3,044,906	Energen Corp.		172,037,189
5,075,000	MDU Resources Group Inc.		114,187,500
1,750,000	Spectra Energy Corp.		47,967,500

		8.4%	334,192,189

	Networking Products
11,000,000	Cisco Systems Inc.	4.3%	171,710,000

	Oil & Gas
3,500,000	Plains Exploration & Production Co. [q]		133,420,000
2,750,000	W&T Offshore Inc. [l]		71,830,000

		5.2%	205,250,000

	Pharmaceuticals
500,000	Gilead Sciences Inc. [q]	0.5%	20,705,000

	Professional Services
1,249,500	Iron Mountain Inc.	1.1%	42,595,455

	Retail
2,275,000	CVS Caremark Corp.		85,494,500
2,220,000	Target Corp.		104,140,200

		4.8%	189,634,700

	Semiconductors
4,275,000	Intel Corp.	2.4%	94,734,000

	Software
1,530,000	VeriSign Inc. [q]	1.3%	51,193,800

	Transportation
600,000	United Parcel Service Inc.	1.1%	43,758,000

	Utility & Power Distribution
1,175,000	AGL Resources Inc.		47,834,250
875,655	Northwest Natural Gas Co.		39,518,310
6,000,000	Questar Corp.		106,260,000

		4.9%	193,612,560

	Waste Management
5,130,000	Waste Management Inc.	4.8%	191,195,100

	Total investment in equities (cost $3,291,808,697)	95.7%	3,786,146,784

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.75%, matures 08/24/2011		99,398
250,000	Community Trust Credit Union 1.31%, matures 12/03/2011		245,754

		0.0%	345,152

	Certificate of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 10/21/2010, matures 10/20/2011, 0.50% Participating depository institutions:
	Access National Bank, par 236,500; The PrivateBank & Trust Company, par 27,000; Western National Bank, par 236,500; (cost $493,847)		493,847
500,000	CDARS agreement with Community Bank of the Bay, dated 12/09/2010, matures 12/08/2011, 0.50% Participating depository institutions:
	First Place Bank, par 18,000; Flagstar Bank FSB, par 241,000; Univest National Bank & Trust Co., par 241,000; (cost $491,210)		491,210
500,000	CDARS agreement with Community Bank of the Bay, dated 01/27/2011, matures 01/26/2012, 0.40% Participating depository institutions:
	The Huntington National Bank, par 49,500; The Park National Bank, par 241,000; The PrivateBank & Trust Company, par 209,500; (cost $488,462)		488,462
500,000	CDARS agreement with Community Bank of the Bay, dated 02/10/2011, matures 02/09/2012, 0.40% Participating depository institutions:
	Arvest Bank, par 238,500; Banco Popular de Puerto Rico, par 23,000; United Community Bank, par 238,500; (cost $487,748)		487,748

		0.1%	1,961,267

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 06/30/2012		94,000
500,000	MicroVest I, LP Note 2.75%, matures 09/15/2011		493,804
1,000,000	MicroVest I, LP Note 3.00%, matures 10/15/2011		982,410
1,000,000	MicroVest I, LP Note 2.75%, matures 12/15/2011		972,383
100,000	New Hampshire Community Loan 1.00%, matures 08/31/2011		98,981
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2012		193,162
100,000	Vermont Community Loan Fund 1.00%, matures 04/15/2012		95,263

		0.1%	2,930,003

	Time Deposits
32,863,201	BBH Cash Management Service Bank of America, Charlotte, 0.03%, due 07/01/2011		32,863,201
73,315,343	BBH Cash Management Service Citibank, New York, 0.03%, due 07/01/2011		73,315,343
49,435,001	BBH Cash Management Service HSBC Bank USA, New York, 0.03%, due 07/01/2011		49,435,001

		3.9%	155,613,545

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
12,123,825	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	0.3%	12,123,825

	Total short-term securities (cost $172,973,792)	4.4%	172,973,792

	Total securities (cost $3,464,782,489)	100.1%	3,959,120,576

	Payable upon return of securities loaned	(0.3%)	(12,123,825)

	Other assets and liabilities - net	0.2%	10,280,592

	Total net assets	100.0%	3,957,277,343

	q This security is non-income producing.
	a Market value adjustments have been applied to these securities to reflect early withdrawal.
	l This security, or partial position of this security, was on loan at June 30, 2011.
	The total value of the securities on loan at June 30, 2011 was $11,844,871.
	Fund holdings will vary over time.
	Industry classifications are unaudited.
	Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of June 30, 2011 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
15,000	Coach Inc.		958,950
32,000	Hanesbrands Inc. [q]		913,600

		3.1%	1,872,550

	Chemicals
14,000	Compass Minerals International Inc.	2.0%	1,204,980

	Consulting Services
30,000	Teradata Corp. [q]	3.0%	1,806,000

	Data Processing
53,000	Equifax Inc.		1,840,160
22,000	Fiserv Inc. [q]		1,377,860
70,000	Paychex Inc.		2,150,400

		8.9%	5,368,420

	Financial Services
60,000	Charles Schwab Corp.		987,000
177,500	First Horizon National Corp.		1,693,350
70,000	Hudson City Bancorp Inc.		573,300
100,000	SEI Investments Co.		2,251,000

		9.1%	5,504,650

	Food Products
25,000	McCormick & Co.		1,239,250
64,000	Sysco Corp.		1,995,520

		5.4%	3,234,770

	Healthcare Products
22,000	DENTSPLY International Inc.	1.4%	837,760

	Healthcare Services
10,000	Quest Diagnostics Inc.	1.0%	591,000

	Home Products
24,500	WD-40 Co.	1.6%	956,480

	Industrial Manufacturing
17,500	Cooper Industries PLC		1,044,225
25,000	Pentair Inc.		1,009,000
40,000	Teleflex Inc.		2,442,400

		7.5%	4,495,625

	Insurance
50,000	Verisk Analytics Inc. [q]	2.9%	1,731,000

	Machinery
25,000	IDEX Corp.	1.9%	1,146,250

	Media
15,000	Scripps Networks Interactive Inc.	1.2%	733,200

Shares	Equities	Percent of Net Assets	Market Value ($)

	Medical Equipment
10,000	Gen-Probe Inc. [q]		691,500
45,000	Patterson Companies Inc.		1,480,050

		3.6%	2,171,550

	Natural Gas
30,000	Energen Corp.		1,695,000
60,000	MDU Resources Group Inc.		1,350,000
12,500	Southwestern Energy Co. [q]		536,000

		5.9%	3,581,000

	Oil & Gas
45,000	Noble Corp.		1,773,450
8,500	Pioneer Natural Resources Co.		761,345
52,500	Plains Exploration & Production Co. [q]		2,001,300
24,000	Ultra Petroleum Corp. [q]		1,099,200

		9.3%	5,635,295

	Pharmaceuticals
35,000	Valeant Pharmaceuticals International Inc. [q,l]	3.0%	1,818,600

	Professional Services
76,500	Insperity Inc.		2,265,165
33,000	Iron Mountain Inc.		1,124,970

		5.6%	3,390,135

	Retail
18,000	Nordstrom Inc.	1.4%	844,920

	Services
36,500	Ecolab Inc.	3.4%	2,057,870

	Software
47,000	Adobe Systems Inc. [q]		1,478,150
22,000	Check Point Software Technologies Ltd. [q]		1,250,700
45,000	Symantec Corp. [q]		887,400
60,000	Synopsys Inc. [q]		1,542,600

		8.6%	5,158,850

	Telecommunications Equipment
40,000	Finisar Corp. [q,l]	1.2%	721,200

	Utility & Power Distribution
115,000	Questar Corp.	3.4%	2,036,650

	Waste Management
77,500	Waste Management Inc.	4.8%	2,888,425

	Total investment in equities (cost $52,399,193)	99.2%	59,787,180

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS MID-CAP FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
945,443	BBH Cash Management Service Citibank, New York, 0.03%, due 07/01/2011	1.6%	945,443

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
2,583,175	Invesco Aim Government & Agency Portfolio
	Short-Term Investments Trust, Institutional Class variable rate, 0.02%	4.3%	2,583,175

	Total short-term securities (cost $3,528,618)	5.9%	3,528,618

	Total securities (cost $55,927,811)	105.1%	63,315,798

	Payable upon return of securities loaned	(4.3%)	(2,583,175)

	Other assets and liabilities - net	(0.8%)	(436,792)

	Total net assets	100.0%	60,295,831

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2011.
	The total value of the securities on loan at June 30, 2011 was $2,530,737.
	Fund holdings will vary over time.
	Industry classifications are unaudited.
	Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of June 30, 2011 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
1,005,000	Hanesbrands Inc. [q]	3.1%	28,692,750

	Biotechnology
60,000	Bio-Rad Laboratories Inc. [q]		7,161,600
320,000	Salix Pharmaceuticals Ltd. [q]		12,745,600

		2.1%	19,907,200

	Building Materials
360,000	Simpson Manufacturing Co., Inc.	1.1%	10,753,200

	Chemicals
1,740,000	Calgon Carbon Corp. [q]		29,580,000
35,000	Compass Minerals International Inc.		3,012,450

		3.5%	32,592,450

	Computer Peripherals
815,000	Electronics for Imaging Inc. [q]	1.5%	14,034,300

	Data Storage
5,000,000	Brocade Communications Systems Inc. [q]	3.4%	32,300,000

	Financial Services
2,050,000	Artio Global Investors Inc.		23,165,000
1,400,000	First American Financial Corp.		21,910,000
2,800,000	First Horizon National Corp.		26,712,000
950,000	Glacier Bancorp Inc.		12,806,000
1,260,000	Pinnacle Financial Partners Inc. [q,l]		19,605,600
470,000	SEI Investments Co.		10,579,700

		12.2%	114,778,300

	Healthcare Services
470,000	Genomic Health Inc. [q,l]		13,117,700
850,000	LHC Group Inc. [q]		19,601,000
1,330,000	VCA Antech Inc. [q]		28,196,000

		6.5%	60,914,700

	Home Builders
1,650,000	KB Home [l]		16,137,000
3,070,000	PulteGroup Inc. [q]		23,516,200
650,000	Toll Brothers Inc. [q]		13,481,000

		5.7%	53,134,200

	Home Products
485,000	WD-40 Co.	2.0%	18,934,400

	Industrial Manufacturing
640,000	Teleflex Inc.	4.2%	39,078,400

	Insurance
1,455,000	Tower Group Inc.	3.7%	34,658,100

	Medical Equipment
400,000	Cyberonics Inc. [q]	1.2%	11,180,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
2,110,000	Quicksilver Resources Inc. [q]	3.3%	31,143,600

	Networking Products
2,100,000	DragonWave Inc. [q,l]	1.4%	12,705,000

	Oil & Gas
385,000	Energy XXI (Bermuda) Ltd. [q]		12,789,700
140,000	SM Energy Co.		10,287,200
925,000	W&T Offshore Inc.		24,161,000

		5.0%	47,237,900

	Pharmaceuticals
470,000	Furiex Pharmaceuticals Inc. [q]	0.9%	8,361,300

	Professional Services
775,000	Insperity Inc.	2.4%	22,947,750

	Semiconductor Capital Equipment
185,000	Cymer Inc. [q]	1.0%	9,159,350

	Semiconductors
415,000	EZchip Semiconductor Ltd. [q,l]		15,342,550
1,800,000	MIPS Technologies Inc. [q,l]		12,438,000
1,200,000	PMC-Sierra Inc. [q]		9,084,000

		3.9%	36,864,550

	Services
475,000	Arbitron Inc.	2.1%	19,631,750

	Software
1,350,000	ClickSoftware Technologies Ltd.		13,338,000
1,050,000	Mentor Graphics Corp. [q]		13,450,500
705,000	Quest Software Inc. [q]		16,024,650
200,000	VeriSign Inc. [q]		6,692,000
975,000	Websense Inc. [q]		25,320,750

		8.0%	74,825,900

	Telecommunications Equipment
2,000,000	Ceragon Networks Ltd. [q,l]		23,780,000
1,300,000	Ciena Corp. [q,l]		23,894,000
2,750,000	Finisar Corp. [q,l]		49,582,500
2,500,000	Harmonic Inc. [q]		18,075,000
4,100,000	Tellabs Inc.		18,901,000

		14.3%	134,232,500

	Utility & Power Distribution
735,000	AGL Resources Inc.		29,921,850
1,060,000	Questar Corp.		18,772,600

		5.2%	48,694,450

	Total investment in equities (cost $863,076,514)	97.7%	916,762,050

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
7,448,284	BBH Cash Management Service HSBC Bank USA, New York, 0.03%, due 07/01/2011		7,448,284
5,338,124	BBH Cash Management Service Wells Fargo, San Francisco, 0.03%, due 07/01/2011		5,338,124

		1.4%	12,786,408

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
57,822,736	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	6.1%	57,822,736

	Total short-term securities (cost $70,609,144)	7.5%	70,609,144

	Total securities (cost $933,685,658)	105.2%	987,371,194

	Payable upon return of securities loaned	(6.1%)	(57,822,736)

	Other assets and liabilities - net	0.9%	9,066,223

	Total net assets	100.0%	938,614,681

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2011.
	The total value of the securities on loan at June 30, 2011 was $56,168,350.
	Fund holdings will vary over time.
	Industry classifications are unaudited.
	Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of June 30, 2011 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Biotechnology
30,000	Bio-Rad Laboratories Inc. [q]	1.5%	3,580,800

	Building Materials
170,000	Simpson Manufacturing Co., Inc.	2.1%	5,077,900

	Communications Equipment
175,000	QUALCOMM Inc.	4.1%	9,938,250

	Computer Peripherals
225,000	Seagate Technology	1.5%	3,636,000

	Computers
350,000	Hewlett-Packard Company		12,740,000
40,000	International Business Machines Corp.		6,862,000

		8.0%	19,602,000

	Consulting Services
80,000	Accenture PLC	2.0%	4,833,600

	Data Processing
120,000	Paychex Inc.	1.5%	3,686,400

	Data Storage
1,670,000	Brocade Communications Systems Inc. [q]	4.4%	10,788,200

	Electronic Components
535,000	Corning Inc.	4.0%	9,710,250

	Entertainment
50,000	The Walt Disney Co.	0.8%	1,952,000

	Financial Services
750,000	First Horizon National Corp.		7,155,000
27,000	MasterCard Inc.		8,136,180
475,000	SEI Investments Co.		10,692,250
480,000	Wells Fargo & Co.		13,468,800

		16.1%	39,452,230

	Footwear
150,000	Nike Inc.	5.5%	13,497,000

	Internet
250,000	eBay Inc. [q]		8,067,500
20,000	Google Inc. [q]		10,127,600

		7.4%	18,195,100

	Machinery
46,000	Deere & Co.		3,792,700
40,000	Graco Inc.		2,026,400

		2.4%	5,819,100

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
210,000	MDU Resources Group Inc.	1.9%	4,725,000

	Networking Products
775,000	Cisco Systems Inc.	5.0%	12,097,750

	Oil & Gas
55,000	Devon Energy Corp.	1.8%	4,334,550

	Professional Services
115,000	Insperity Inc.	1.4%	3,405,150

	Retail
20,000	Costco Wholesale Corp.		1,624,800
190,000	Lowe’s Cos., Inc.		4,428,900
255,000	Target Corp.		11,962,050
210,000	Walgreen Co.		8,916,600

		11.0%	26,932,350

	Semiconductor Capital Equipment
570,000	Applied Materials Inc.	3.0%	7,415,700

	Semiconductors
580,000	Intel Corp.		12,852,800
600,000	MIPS Technologies Inc. [q,l]		4,146,000

		7.0%	16,998,800

	Software
265,000	Adobe Systems Inc. [q]		8,334,250
70,000	Autodesk Inc. [q]		2,702,000
300,000	Symantec Corp. [q]		5,916,000

		6.9%	16,952,250

	Total investment in equities (cost $222,518,450)	99.3%	242,630,380

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
3,887,800	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	1.6%	3,887,800

	Total short-term securities (cost $3,887,800)	1.6%	3,887,800

	Total securities (cost $226,406,250)	100.9%	246,518,180

	Payable upon return of securities loaned	(1.6%)	(3,887,800)

	Other assets and liabilities - net	0.7%	1,705,452

	Total net assets	100.0%	244,335,832

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2011.
	The total value of the securities on loan at June 30, 2011 was $3,776,720.
	Fund holdings will vary over time.
	Industry classifications are unaudited.
	Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2011 (unaudited)

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Financial Services
2,000,000	NASDAQ OMX Group Inc. 2.50%, due 08/15/2013	1.1%	2,007,500

	Healthcare Services
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	0.5%	970,000

	Semiconductors
1,000,000	Intel Corp. 2.95%, due 12/15/2035	0.5%	1,033,750

	Telecommunications Services
2,000,000	NII Holdings Inc. 3.13%, due 06/15/2012	1.1%	2,002,500

	Total investment in convertible bonds (cost $5,581,173)	3.2%	6,013,750

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,730,640	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1.0%	1,886,397

	Biotechnology
3,000,000	Genentech Inc. 4.75%, due 07/15/2015		3,306,747
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015		3,175,899
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021		2,003,314

		4.5%	8,485,960

	Chemicals
2,500,000	Praxair Inc. 4.38%, due 03/31/2014		2,700,720
3,000,000	Praxair Inc. 4.50%, due 08/15/2019		3,187,419

		3.2%	5,888,139

	Computers
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	1.2%	2,243,156

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,238,934
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015		533,613

		1.5%	2,772,547

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.1%	2,024,298

	Financial Services
2,000,000	Charles Schwab Corp. 4.95%, due 06/01/2014		2,192,854
2,000,000	JPMorgan Chase & Co. 5.15%, due 10/01/2015		2,160,090
2,000,000	Wells Fargo & Co. 3.00%, due 12/09/2011		2,024,916

		3.4%	6,377,860

	Industrial Manufacturing
3,000,000	Pentair Inc. 5.00%, due 05/15/2021	1.6%	2,995,608

	Insurance
2,000,000	Aflac Inc. 8.50%, due 05/15/2019	1.3%	2,446,008

	Networking Products
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.7%	3,183,617

	Retail
3,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		2,923,188
1,493,000	Target Corp. 5.13%, due 01/15/2013		1,589,555
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,798,837

		4.5%	8,311,580

	Semiconductor Capital Equipment
3,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	1.6%	3,010,011

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,084,022
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,244,876

		2.3%	4,328,898

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017		2,272,290
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019		2,121,950

		2.3%	4,394,240

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.1%	2,145,516

	Waste Management
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015		3,432,711
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,372,014

		3.1%	5,804,725

	Total investment in corporate bonds (cost $62,424,764)	35.4%	66,298,560

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
1,000,000	U.S. Treasury 1.50%, due 07/15/2012		1,013,047
4,000,000	U.S. Treasury 1.75%, due 04/15/2013		4,094,080
4,500,000	U.S. Treasury 1.13%, due 06/15/2013		4,558,185
4,500,000	U.S. Treasury 3.13%, due 09/30/2013		4,760,154
5,000,000	U.S. Treasury 2.00%, due 11/30/2013		5,166,405
6,000,000	U.S. Treasury 2.63%, due 06/30/2014		6,322,032
3,000,000	U.S. Treasury 4.25%, due 08/15/2014		3,315,702
6,000,000	U.S. Treasury 2.38%, due 09/30/2014		6,279,372
6,000,000	U.S. Treasury 2.50%, due 04/30/2015		6,292,500
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,101,250

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,140,628
6,000,000	U.S. Treasury 3.00%, due 09/30/2016		6,345,468
5,000,000	U.S. Treasury 3.13%, due 10/31/2016		5,314,845
5,000,000	U.S. Treasury 3.13%, due 04/30/2017		5,287,110
4,000,000	U.S. Treasury 2.75%, due 05/31/2017		4,139,064
3,500,000	U.S. Treasury 2.50%, due 06/30/2017		3,567,813
4,000,000	U.S. Treasury 3.75%, due 11/15/2018		4,333,124
2,000,000	U.S. Treasury 3.63%, due 08/15/2019		2,130,938
4,000,000	U.S. Treasury 3.38%, due 11/15/2019		4,170,000
3,000,000	U.S. Treasury 3.63%, due 02/15/2020		3,173,673
3,000,000	U.S. Treasury 3.50%, due 05/15/2020		3,131,940
2,000,000	U.S. Treasury 4.38%, due 05/15/2040		1,998,760
2,448,580	U.S. Treasury (TIPS) 1.88%, due 07/15/2013		2,601,616
1,073,330	U.S. Treasury (TIPS) 1.63%, due 01/15/2018		1,180,328
2,146,660	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		2,246,277

	Total investment in U.S. government treasury bonds (cost $98,472,367)	53.7%	100,664,311

	Total investment in long-term securities (cost $166,478,304)	92.3%	172,976,621

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2011 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
1,000,000	MicroVest I, LP Note 2.75%, matures 01/15/2012	0.5%	967,451

	Time Deposits
12,422,916	BBH Cash Management Service Wells Fargo, San Francisco, 0.03%, due 07/01/2011	6.7%	12,422,916

	Total short-term securities (cost $13,390,367)	7.2%	13,390,367

	Total securities (cost $179,868,671)	99.5%	186,366,988

	Other assets and liabilities - net	0.5%	1,010,452

	Total net assets	100.0%	187,377,440

	a Market value adjustments have been applied to these securities to reflect early withdrawal.
	Fund holdings will vary over time.
	Industry classifications are unaudited.
	Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (unaudited)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in common stocks and bonds, at market value

(cost $462,213,084, $3,291,808,697, $52,399,193)	$498,870,663	$3,786,146,784	$59,787,180

Investments in short-term securities

(at cost which approximates market value)	13,310,213	172,973,792	3,528,618

Cash	168,288	257,041	27

Receivables

Investment securities sold	4,691,236	9,015,103	-

Dividends and interest	130,714	2,678,845	53,350

Capital shares sold	2,052,299	3,679,246	139,646

Other assets	33,522	138,196	14,697

Total assets	$519,256,935	$3,974,889,007	$63,523,518
Liabilities

Payable upon return of loaned securities	11,954,910	12,123,825	2,583,175

Payable for investment securities purchased	-	-	495,777

Payable to custodian	2,046,092	-	-

Capital shares redeemed	318,511	4,583,705	123,369

Distributions payable	-	594,296	-

Accounts payable and accrued expenses	211,316	309,838	25,366

Total liabilities	$14,530,829	$17,611,664	$3,227,687

Net assets	$504,726,106	$3,957,277,343	$60,295,831
Net assets consist of

Undistributed net investment income (loss)	373,393	(276,009)	106,310

Unrealized appreciation on securities	36,657,579	494,338,087	7,387,987

Accumulated net realized gain	36,102,939	90,028,621	2,789,869

Capital paid-in	431,592,195	3,373,186,644	50,011,665

Total net assets	$504,726,106	$3,957,277,343	$60,295,831
Net asset value and offering per share

Net assets investor shares	$504,726,106	$3,424,908,302	$60,295,831

Net assets institutional shares	-	$532,369,041	-

Shares outstanding investor shares	12,413,686	125,358,868	2,981,394

Shares outstanding institutional shares	-	19,445,881	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$40.66	$27.32	$20.22

Institutional shares	-	$27.38	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (unaudited) (continued)

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Assets

Investments in common stocks and bonds, at market value

(cost $863,076,514, $222,518,450, $166,478,304)	$916,762,050	$242,630,380	$172,976,621

Investments in short-term securities

(at cost which approximates market value)	70,609,144	3,887,800	13,390,367

Cash	311	3	345

Receivables

Investment securities sold	3,250,962	5,952,906	-

Dividends and interest	157,297	147,601	1,268,180

Capital shares sold	7,698,873	518,564	99,043

Other assets	51,745	25,325	22,438

Total assets	$998,530,382	$253,162,579	$187,756,994
Liabilities

Payable upon return of loaned securities	57,822,736	3,887,800	-

Payable for investment securities purchased	492,070	-	-

Payable to custodian	-	4,557,286	-

Capital shares redeemed	1,580,192	351,922	349,681

Distributions payable	-	-	-

Accounts payable and accrued expenses	20,703	29,739	29,873

Total liabilities	$59,915,701	$8,826,747	$379,554

Net assets	$938,614,681	$244,335,832	$187,377,440
Net assets consist of

Undistributed net investment income (loss)	(852,424)	171,751	(13,656)

Unrealized appreciation on securities	53,685,536	20,111,930	6,498,317

Accumulated net realized gain	20,893,455	1,739,144	916,274

Capital paid-in	864,888,114	222,313,007	179,976,505

Total net assets	$938,614,681	$244,335,832	$187,377,440
Net asset value and offering per share

Net assets investor shares	$938,614,681	$244,335,832	$187,377,440

Net assets institutional shares	-	-	-

Shares outstanding investor shares	38,398,339	11,365,079	10,956,291

Shares outstanding institutional shares	-	-	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$24.44	$21.50	$17.10

Institutional shares	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

STATEMENT OF OPERATIONS

Six Months ended June 30, 2011 (unaudited)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends	$2,731,565	$40,472,486	$385,076

(net of foreign tax witholding of $0, $222,201, $0)

Interest	9,609	141,853	259

Securities lending	4,513	205,507	382

Other income	-	17,220	-

Total investment income	$2,745,687	$40,837,066	$385,717
Expenses

Investment advisory fees	1,672,928	12,214,023	208,632

Transfer agent fees

Investor shares	200,438	498,929	20,978

Institutional shares	-	5,655	-

Fund administration	128,623	935,548	11,762

Service provider fees	246,004	3,215,892	32,426

Reports to shareholders	54,995	338,707	6,960

Registration fees and expenses	12,648	42,388	5,754

Custody fees	14,056	69,553	2,362

Professional fees	48,624	99,541	12,039

Trustee fees and expenses	8,825	70,564	731

Proxy voting fees	2,422	2,422	2,422

Pricing service fees	1,506	3,010	1,746

Other expenses	7,400	46,011	938

Total expenses	$2,398,469	$17,542,243	$306,750

Fees waived by Parnassus Investments	-	-	(11,377)

Net expenses	$2,398,469	$17,542,243	$295,373

Net investment gain	$347,218	$23,294,823	$90,344
Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions	28,474,656	144,895,653	1,976,200

Net change in unrealized appreciation (depreciation) of securities	(32,299,072)	(10,303,164)	2,223,488

Net realized and unrealized gain (loss) on securities	$(3,824,416)	$134,592,489	$4,199,688

Net increase (decrease) in net assets resulting from operations	$(3,477,198)	$157,887,312	$4,290,032

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

STATEMENT OF OPERATIONS

Six Months ended June 30, 2011 (unaudited) (continued)

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Investment income

Dividends	$3,750,800	$1,295,115	-

(net of foreign tax witholding of $21,600, $0, $0)

Interest	7,705	1,775	$2,567,729

Securities lending	24,202	43	30

Other income	-	-	-

Total investment income	$3,782,707	$1,296,933	$2,567,759
Expenses

Investment advisory fees	3,386,290	885,417	452,770

Transfer agent fees

Investor shares	308,255	65,455	63,709

Institutional shares	-	-	-

Fund administration	189,086	51,976	44,122

Service provider fees	655,674	182,646	109,381

Reports to shareholders	61,526	21,388	22,068

Registration fees and expenses	10,326	10,303	18,239

Custody fees	14,818	6,523	5,263

Professional fees	25,949	20,362	15,404

Trustee fees and expenses	8,761	2,847	3,583

Proxy voting fees	2,422	2,422	-

Pricing service fees	1,716	1,741	1,346

Other expenses	5,496	2,532	3,005

Total expenses	$4,670,319	$1,253,612	$738,890

Fees waived by Parnassus Investments	-	-	(59,781)

Net expenses	$4,670,319	$1,253,612	$679,109

Net investment gain (loss)	$(887,612)	$43,321	$1,888,650
Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions	21,096,585	1,217,643	333,034

Net change in unrealized appreciation (depreciation) of securities	(24,691,555)	(199,976)	1,880,314

Net realized and unrealized gain (loss) on securities	$(3,594,970)	$1,017,667	$2,213,348

Net increase (decrease) in net assets resulting from operations	$(4,482,582)	$1,060,988	$4,101,998

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

STATEMENT OF CHANGES IN NET ASSETS

	Parnassus Fund		Parnassus Equity Income Fund
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Investment income (loss) from operations
Net investment income	$347,218	$1,647,357	$23,294,823	$37,746,247
Net realized gain from securities transactions	28,474,656	19,219,271	144,895,653	91,923,881
Net change in unrealized appreciation (depreciation)	(32,299,072)	39,426,194	(10,303,164)	150,761,420
Increase (decrease) in net assets resulting from operations	$(3,477,198)	$60,292,822	$157,887,312	$280,431,548
Distributions
From net investment income
Investor shares	-	(1,621,180)	(20,342,574)	(33,871,684)
Institutional shares	-	-	(3,572,622)	(3,890,635)
From realized capital gains
Investor shares	-	-	-	-
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$(1,621,180)	$(23,915,196)	$(37,762,319)
Capital share transactions
Investor shares
Proceeds from sale of shares	150,577,927	108,558,919	545,551,941	1,219,844,958
Reinvestment of dividends	-	1,548,830	19,782,160	33,139,497
Shares repurchased	(86,831,700)	(75,498,210)	(409,821,603)	(685,833,625)
Institutional shares
Proceeds from sale of shares	-	-	165,369,872	281,722,238
Reinvestment of dividends	-	-	3,142,588	3,235,103
Shares repurchased	-	-	(58,550,244)	(94,625,834)
Increase in net assets from capital share transactions	63,746,227	34,609,539	265,474,714	757,482,337
Increase in net assets	$60,269,029	$93,281,181	$399,446,830	$1,000,151,566
Net Assets
Beginning of year	444,457,077	351,175,896	3,557,830,513	2,557,678,947
End of Period	$504,726,106	$444,457,077	$3,957,277,343	$3,557,830,513
Undistributed net investment income (loss)	$373,393	$26,176	$(276,009)	$344,364
Shares issued and redeemed
Investor shares
Shares sold	3,515,023	2,955,182	19,872,702	49,635,760
Shares issued through dividend reinvestment	-	38,167	720,798	1,340,670
Shares repurchased	(2,079,467)	(2,099,485)	(14,979,282)	(27,929,800)
Institutional shares
Shares sold	-	-	5,990,137	11,329,212
Shares issued through dividend reinvestment	-	-	114,283	128,733
Shares repurchased	-	-	(2,112,619)	(3,878,344)
Net increase in shares outstanding
Investor shares	1,435,556	893,864	5,614,218	23,046,630
Institutional shares	-	-	3,991,801	7,579,601

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Investment income (loss) from operations
Net investment income (loss)	$90,344	$490,576	$(887,612)	$1,715,829
Net realized gain from securities transactions	1,976,200	3,122,398	21,096,585	9,954,404
Net change in unrealized appreciation (depreciation)	2,223,488	1,604,084	(24,691,555)	69,299,921
Increase (decrease) in net assets resulting from operations	$4,290,032	$5,217,058	$(4,482,582)	$80,970,154
Distributions
From net investment income
Investor shares	-	(480,784)	-	(8,409,293)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	(1,426,771)	-	(2,740,344)
Institutional shares	-	-	-	-
Distributions to shareholders	-	$(1,907,555)	-	$(11,149,637)
Capital share transactions
Investor shares
Proceeds from sale of shares	24,535,617	13,716,267	670,138,510	317,694,405
Reinvestment of dividends	-	1,831,250	-	10,453,640
Shares repurchased	(5,340,920)	(4,850,207)	(172,384,271)	(67,793,100)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase in net assets from capital share transactions	19,194,697	10,697,310	497,754,239	260,354,945
Increase in net assets	$23,484,729	$14,006,813	$493,271,657	$330,175,462
Net Assets
Beginning of year	36,811,102	22,804,289	445,343,024	115,167,562
End of Period	$60,295,831	$36,811,102	$938,614,681	$445,343,024
Undistributed net investment income (loss)	$106,310	$15,964	$(852,424)	$35,186
Shares issued and redeemed
Investor shares
Shares sold	1,233,130	801,243	26,746,356	15,126,404
Shares issued through dividend reinvestment	-	103,987	-	445,118
Shares repurchased	(268,674)	(289,219)	(6,940,645)	(3,406,806)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase in shares outstanding
Investor shares	964,456	616,011	19,805,711	12,164,716
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2011

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Parnassus Workplace Fund		Parnassus Fixed-Income Fund
	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010

Investment income from operations
Net investment income	$43,321	$111,346	$1,888,650	$4,278,348
Net realized gain from securities transactions	1,217,643	8,131,360	333,034	5,172,860
Net change in unrealized appreciation (depreciation)	(199,976)	6,213,040	1,880,314	325,195
Increase in net assets resulting from operations	$1,060,988	$14,455,746	$4,101,998	$9,776,403
Distributions
From net investment income
Investor shares	-	(3,409,715)	(1,970,843)	(5,798,487)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	(4,022,229)	-	(3,634,397)
Institutional shares	-	-	-	-
Distributions to shareholders	-	$(7,431,944)	$(1,970,843)	$(9,432,884)
Capital share transactions
Investor shares
Proceeds from sale of shares	148,550,634	100,942,506	29,871,758	70,767,524
Reinvestment of dividends	-	7,163,399	1,779,623	8,686,082
Shares repurchased	(48,766,574)	(66,938,672)	(26,591,538)	(37,534,327)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase in net assets from capital share transactions	99,784,060	41,167,233	5,059,843	41,919,279
Increase in net assets	$100,845,048	$48,191,035	$7,190,998	$42,262,798
Net Assets
Beginning of year	143,490,784	95,299,749	180,186,442	137,923,644
End of Period	$244,335,832	$143,490,784	$187,377,440	$180,186,442
Undistributed net investment income (loss)	$171,751	$128,426	$(13,656)	$68,538
Shares issued and redeemed
Investor shares
Shares sold	6,737,194	5,086,731	1,758,205	4,082,147
Shares issued through dividend reinvestment	-	344,546	104,683	502,957
Shares repurchased	(2,267,663)	(3,434,454)	(1,568,913)	(2,160,410)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase in shares outstanding
Investor shares	4,469,531	1,996,823	293,975	2,424,694
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984 and the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, the Funds seek long-term capital appreciation. The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund also seek current income.

Short-Term Securities

Short-term securities represent investments of excess cash in highly liquid types of investments. Short-term securities consist of Time Deposits, Community Development Loans and Money Market Funds.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. government agency discount notes are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow accounting standards codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfer in and out of Levels 1 and 2. It also clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

PARNASSUS FUNDS	Semiannual Report • 2011

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2006 or state taxing authorities before 2005.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Securities Lending

The Parnassus Funds have the ability to lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits.

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund holds debt instruments issued by Microvest I, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign

Semiannual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

currency exchange risk not normally associated with domestic debt instruments. Microvest I, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock, no par value.

Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

2. Fair Value Measurements

The following table summarizes the portfolio’s financial assets as of June 30, 2011, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$105,664,900	$-	$-	$105,664,900
Consumer Staples	1,503,200	-	-	1,503,200
Energy	26,630,000	-	-	26,630,000
Financials	57,272,613	-	-	57,272,613
Healthcare	9,097,940	-	-	9,097,940
Industrials	18,770,250	-	-	18,770,250
Information Technology	279,931,760	-	-	279,931,760
Short-Term Investments	11,954,910	-	1,355,303	13,310,213
Total	$510,825,573	$-	$1,355,303	$512,180,876

PARNASSUS FUNDS	Semiannual Report • 2011

Notes to Financial Statements (unaudited) (continued)

Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$207,617,200	$-	$-	$207,617,200
Consumer Staples	431,177,750	-	-	431,177,750
Energy	425,254,689	-	-	425,254,689
Financials	584,316,200	-	-	584,316,200
Healthcare	224,610,750	-	-	224,610,750
Industrials	417,482,555	-	-	417,482,555
Information Technology	1,133,692,580	-	-	1,133,692,580
Materials	54,195,000	-	-	54,195,000
Utilities	307,800,060	-	-	307,800,060
Short-Term Investments	167,737,370	-	5,236,422	172,973,792
Total	$3,953,884,154	$-	$5,236,422	$3,959,120,576

Parnassus Mid-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$3,450,670	$-	$-	$3,450,670
Consumer Staples	4,191,250	-	-	4,191,250
Energy	7,866,295	-	-	7,866,295
Financials	5,504,650	-	-	5,504,650
Healthcare	7,861,310	-	-	7,861,310
Industrials	13,049,195	-	-	13,049,195
Information Technology	11,214,310	-	-	11,214,310
Materials	3,262,850	-	-	3,262,850
Utilities	3,386,650	-	-	3,386,650
Short-Term Investments	3,528,618	-	-	3,528,618
Total	$63,315,798	$-	$-	$63,315,798

Parnassus Small-Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$101,458,700	$-	$-	$101,458,700
Consumer Staples	18,934,400	-	-	18,934,400
Energy	78,381,500	-	-	78,381,500
Financials	149,436,400	-	-	149,436,400
Healthcare	139,441,600	-	-	139,441,600
Industrials	33,700,950	-	-	33,700,950
Information Technology	314,121,600	-	-	314,121,600
Materials	32,592,450	-	-	32,592,450
Utilities	48,694,450	-	-	48,694,450
Short-Term Investments	70,609,144	-	-	70,609,144
Total	$987,371,194	$-	$-	$987,371,194

Semiannual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

Parnassus Workplace Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:
Consumer Discretionary	$31,839,950	$-	$-	$31,839,950
Consumer Staples	10,541,400	-	-	10,541,400
Energy	4,334,550	-	-	4,334,550
Financials	31,316,050	-	-	31,316,050
Healthcare	3,580,800	-	-	3,580,800
Industrials	14,302,150	-	-	14,302,150
Information Technology	141,990,480	-	-	141,990,480
Utilities	4,725,000	-	-	4,725,000
Short-Term Investments	3,887,800	-	-	3,887,800
Total	$246,518,180	$-	$-	$246,518,180

Parnassus Fixed-Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$-	$6,013,750	$-	$6,013,750
Corporate Bonds	-	66,298,560	-	66,298,560
U.S. Government Treasury Bonds	-	100,664,311	-	100,664,311
Short-Term Investments	12,422,916	-	967,451	13,390,367
Total	$12,422,916	$172,976,621	$967,451	$186,366,988

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions as of June 30, 2011:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit	Certificates of Deposit	Community Loans
	Community Loans	Community Loans
Balance as of December 31, 2010	$1,378,667	$5,179,362	$997,697
Discounts/premiums amortization	(23,364)	57,060	(30,246)
Purchases	-	-	-
Sales	-	-	-
Balance as of June 30, 2011	$1,355,303	$5,236,422	$967,451

There were no significant transfers between Level 1 and Level 2. Additionally, there were no significant transfers in and/or out of Level 3.

PARNASSUS FUNDS	Semiannual Report • 2011

Notes to Financial Statements (unaudited) (continued)

3. Tax Matters and Distributions

At June 30, 2011, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Cost of investment	$462,990,348	$3,298,106,328	$52,460,158	$863,146,504	$222,585,184	$166,478,304
Unrealized appreciation	63,871,165	562,611,188	8,287,376	101,087,577	27,550,444	6,860,350
Unrealized depreciation	27,213,586	68,273,101	899,389	47,402,041	7,438,514	362,033
Net unrealized appreciation	$36,657,579	$494,338,087	$7,387,987	$53,685,536	$20,111,930	$6,498,317

At December 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund	Expiration Year	Capital Loss Carryforwards
Parnassus Equity Income Fund	2016	$48,569,400

Post-October capital losses as of December 31, 2010, which is deferred until 2011 for tax purposes:

Fund	Deferred Post-October Capital Loss
Parnassus Small-Cap Fund	$133,140

Net investment income and net ordinary income is the same for all Funds for financial statement and tax purposes during the six-month period ended June 30, 2011. Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2011 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$285,560,689	$223,383,150
Parnassus Equity Income Fund	1,227,750,088	987,808,569
Parnassus Mid-Cap Fund	28,707,186	8,786,431
Parnassus Small-Cap Fund	618,920,180	86,298,689
Parnassus Workplace Fund	161,749,685	58,523,993
Parnassus Fixed-Income Fund	11,975,590	14,860,141

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For a period including the six-month period ended

Semiannual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

June 30, 2011, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For a period including the six-month period ended June 30, 2011, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.77% of net assets for the Parnassus Equity Income Fund – Institutional Shares, and 0.75% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.07% of average net assets under this new agreement for the six-month period ended June 30, 2011.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

PARNASSUS FUNDS	Semiannual Report • 2011

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six-month period ended June 30, 2011 and each of the five years ended December 31 are as follows:

Parnassus Fund
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006
Net asset value at beginning of year	$40.49		$34.82		$23.59		$36.66		$36.23		$31.68
Income (loss) from operations(a):
Net investment income (loss)	0.03		0.15		0.09		0.17		-		(0.04)
Net realized and unrealized gain (loss) on securities	0.14		5.67		11.22		(12.76)		2.03		4.59
Total from investment operations	0.17		5.82		11.31		(12.59)		2.03		4.55
Distributions:
Dividends from net investment income	-		(0.15)		(0.08)		(0.17)		(0.01)		-
Distributions from net realized gains on securities	-		-		-		(0.31)		(1.59)		-
Total distributions	-		(0.15)		(0.08)		(0.48)		(1.60)		-
Net asset value at end of period	$40.66		$40.49		$34.82		$23.59		$36.66		$36.23
Total overall return	0.42%		16.71%		47.94%		(34.12%)		5.43%		14.36%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.91%		0.97%		1.00%		1.01%		1.00%		1.01%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.91	%(b)	0.97	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)
Ratio of net investment income (loss) to average net assets	0.13%		0.42%		0.31%		0.51%		(0.01%)		(0.13%)
Portfolio turnover rate	43.12%		51.77%		53.24%		98.38%		88.67%		141.98%
Net assets, end of period (000s)	$504,726		$444,457		$351,176		$173,911		$280,008		$337,646

Semiannual Report • 2011	PARNASSUS FUNDS

Financial Highlights (unaudited) (continued)

Parnassus Equity Income Fund – Investor Shares
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006
Net asset value at beginning of year	$26.31		$24.45		$19.29		$25.31		$24.83		$24.02
Income (loss) from operations(a):
Net investment income	0.16		0.30		0.33		0.27		0.20		0.30
Net realized and unrealized gain (loss) on securities	1.01		1.85		5.15		(6.05)		3.28		3.23
Total from investment operations	1.17		2.15		5.48		(5.78)		3.48		3.53
Distributions:
Dividends from net investment income	(0.16)		(0.29)		(0.32)		(0.24)		(1.18)		(1.38)
Distributions from net realized gains on securities	-		-		-		-		(1.82)		(1.34)
Total distributions	(0.16)		(0.29)		(0.32)		(0.24)		(3.00)		(2.72)
Net asset value at end of period	$27.32		$26.31		$24.45		$19.29		$25.31		$24.83
Total overall return	4.46%		8.89%		28.73%		(22.95%)		14.13%		14.70%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.94%		0.99%		0.99%		0.99%		1.03%		1.06%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.94	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)
Ratio of net investment income to average net assets	1.19%		1.23%		1.63%		1.21%		0.73%		1.17%
Portfolio turnover rate	26.44%		54.30%		60.16%		70.20%		91.42%		116.75%
Net assets, end of period (000s)	$3,424,908		$3,150,408		$2,364,691		$1,400,214		$867,577		$808,104

PARNASSUS FUNDS	Semiannual Report • 2011

Financial Highlights (unaudited) (continued)

Parnassus Equity Income Fund – Institutional Shares
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006(c)
Net asset value at beginning of period	$26.36		$24.51		$19.34		$25.35		$24.86		$25.59
Income (loss) from operations(a):
Net investment income	0.19		0.38		0.31		0.32		0.25		0.19
Net realized and unrealized gain (loss) on securities	1.02		1.82		5.22		(6.05)		3.28		1.73
Total from investment operations	1.21		2.20		5.53		(5.73)		3.53		1.92
Distributions:
Dividends from net investment income	(0.19)		(0.35)		(0.36)		(0.28)		(1.22)		(1.31)
Distributions from net realized gains on securities	-		-		-		-		(1.82)		(1.34)
Total distributions	(0.19)		(0.35)		(0.36)		(0.28)		(3.04)		(2.65)
Net asset value at end of period	$27.38		$26.36		$24.51		$19.34		$25.35		$24.86
Total overall return	4.60%		9.07%		28.97%		(22.73%)		14.35%		7.46	%(d)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.72%		0.75%		0.77%		0.79%		0.82%		0.85	%(e)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.72	%(b)	0.75	%(b)	0.77	%(b)	0.78	%(b)	0.78	%(b)	0.78	%(b)
Ratio of net investment income to average net assets	1.40%		1.54%		1.51%		1.44%		0.95%		1.10	%(e)
Portfolio turnover rate	26.44%		54.30%		60.16%		70.20%		91.42%		116.75%
Net assets, end of period (000s)	$532,369		$407,423		$192,987		$137,501		$45,197		$46,471

Semiannual Report • 2011	PARNASSUS FUNDS

Financial Highlights (unaudited) (continued)

Parnassus Mid-Cap Fund
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006
Net asset value at beginning of year	$18.25		$16.28		$12.00		$17.39		$17.36		$15.30
Income (loss) from operations(a):
Net investment income (loss)	0.04		0.30		0.11		0.06		(0.08)		(0.06)
Net realized and unrealized gain (loss) on securities	1.93		2.70		4.24		(5.21)		0.40		2.47
Total from investment operations	1.97		3.00		4.35		(5.15)		0.32		2.41
Distributions:
Dividends from net investment income	-		(0.24)		(0.07)		(0.03)		(0.12)		(0.29)
Distributions from net realized gains on securities	-		(0.79)		-		(0.21)		(0.17)		(0.07)
Total distributions	-		(1.03)		(0.07)		(0.24)		(0.29)		(0.36)
Net asset value at end of period	$20.22		$18.25		$16.28		$12.00		$17.39		$17.36
Total overall return	10.79%		18.70%		36.26%		(29.38%)		1.81%		15.78%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.25%		1.46%		1.73%		2.25%		2.04%		5.29%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.40	%(b)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	0.37%		1.73%		0.78%		0.40%		(0.42%)		(0.35%)
Portfolio turnover rate	17.99%		53.22%		40.11%		132.74%		76.85%		122.04%
Net assets, end of period (000s)	$60,296		$36,811		$22,804		$6,672		$6,524		$2,409

PARNASSUS FUNDS	Semiannual Report • 2011

Financial Highlights (unaudited) (continued)

Parnassus Small-Cap Fund
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006
Net asset value at beginning of year	$23.95		$17.92		$12.63		$16.91		$17.94		$15.76
Income (loss) from operations(a):
Net investment income (loss)	(0.03)		0.15		0.13		0.08		(0.13)		(0.10)
Net realized and unrealized gain (loss) on securities	0.52		6.53		5.24		(4.32)		(0.56)		3.07
Total from investment operations	0.49		6.68		5.37		(4.24)		(0.69)		2.97
Distributions:
Dividends from net investment income	-		(0.47)		(0.08)		(0.04)		(0.04)		(0.74)
Distributions from net realized gains on securities	-		(0.18)		-		-		(0.30)		(0.05)
Total distributions	-		(0.65)		(0.08)		(0.04)		(0.34)		(0.79)
Net asset value at end of period	$24.44		$23.95		$17.92		$12.63		$16.91		$17.94
Total overall return	2.05%		37.37%		42.50%		(25.08%)		(3.92%)		18.78%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.18%		1.30%		1.47%		1.86%		2.06%		3.03%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.18	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.40	%(b)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.22%)		0.75%		0.81%		0.51%		(0.72%)		(0.56%)
Portfolio turnover rate	11.43%		35.33%		46.00%		100.41%		100.30%		125.00%
Net assets, end of period (000s)	$938,615		$445,343		$115,168		$26,805		$7,997		$5,269

Semiannual Report • 2011	PARNASSUS FUNDS

Financial Highlights (unaudited) (continued)

Parnassus Workplace Fund
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006
Net asset value at beginning of year	$20.81		$19.45		$12.22		$17.60		$17.05		$15.49
Income (loss) from operations(a):
Net investment income	-		0.02		0.03		0.05		0.03		0.02
Net realized and unrealized gain (loss) on securities	0.69		2.48		7.56		(5.33)		0.94		2.28
Total from investment operations	0.69		2.50		7.59		(5.28)		0.97		2.30
Distributions:
Dividends from net investment income	-		(0.50)		(0.33)		-		(0.17)		(0.61)
Distributions from net realized gains on securities	-		(0.64)		(0.03)		(0.10)		(0.25)		(0.13)
Total distributions	-		(1.14)		(0.36)		(0.10)		(0.42)		(0.74)
Net asset value at end of period	$21.50		$20.81		$19.45		$12.22		$17.60		$17.05
Total overall return	3.32%		12.96%		62.13%		(29.94%)		5.64%		14.84%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.15%		1.25%		1.36%		2.32%		2.64%		4.04%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.15	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)
Ratio of net investment income to average net assets	0.04%		0.09%		0.16%		0.30%		0.16%		0.12%
Portfolio turnover rate	27.99%		53.85%		32.73%		72.58%		56.18%		96.93%
Net assets, end of period (000s)	$244,336		$143,491		$95,300		$7,951		$4,293		$2,362

PARNASSUS FUNDS	Semiannual Report • 2011

Financial Highlights (unaudited) (continued)

Parnassus Fixed-Income Fund
	June 30, 2011 (unaudited)		2010		2009		2008		2007		2006
Net asset value at beginning of year	$16.90		$16.74		$16.19		$16.29		$16.11		$15.79
Income from operations(a):
Net investment income	0.17		0.45		0.51		0.47		0.67		0.67
Net realized and unrealized gain on securities	0.21		0.65		0.69		0.01		0.25		0.49
Total from investment operations	0.38		1.10		1.20		0.48		0.92		1.16
Distributions:
Dividends from net investment income	(0.18)		(0.59)		(0.64)		(0.57)		(0.69)		(0.74)
Distributions from net realized gains on securities	-		(0.35)		(0.01)		(0.01)		(0.05)		(0.10)
Total distributions	(0.18)		(0.94)		(0.65)		(0.58)		(0.74)		(0.84)
Net asset value at end of period	$17.10		$16.90		$16.74		$16.19		$16.29		$16.11
Total overall return	2.28%		6.61%		7.48%		2.98%		5.81%		7.45%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.82%		0.83%		0.87%		0.88%		0.87%		0.92%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)
Ratio of net investment income to average net assets	2.09%		2.60%		3.07%		2.90%		4.13%		4.13%
Portfolio turnover rate	7.13%		56.06%		46.24%		44.87%		32.48%		41.27%
Net assets, end of period (000s)	$187,377		$180,186		$137,924		$100,070		$80,862		$62,520

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.77% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.75% for the Parnassus Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Parnassus Fixed-Income Fund. (See note 5 for details).

(c) The Parnassus Equity Income Fund – Institutional Shares commenced operations on April 28, 2006, and the period shown is from April 28, 2006 through December 31, 2006.

(d) Not annualized for periods less than one year.

(e) Annualized.

Semiannual Report • 2011	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 24, 2011 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees considered matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;

•

the degree to which the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;

•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;

•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;

•	the expense ratio of each of the Funds; and

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Lipper, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2010 and to the Universe of comparable mutual funds as determined by Lipper. The Independent Trustees noted that the Funds’ performance was higher than the median performance of the Universe for all of the periods under review, with the exception of the Parnassus Equity Income Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund, which each fell below the median performance of the Universe for one of the review periods evaluated by the Trustees. The Independent Trustees noted that the performance of the Parnassus Equity Income Fund was lower than the median for the one-year period and higher than the median performance for all other time periods under review. The Independent Trustees further noted that the performance of the Parnassus Workplace Fund was lower than the median for the one-year period and higher than the median for all other time periods under review. The Independent Trustees further noted that the performance of

PARNASSUS FUNDS	Semiannual Report • 2011

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

the Parnassus Fixed-Income Fund was below the median for the one-year period and higher than the median for all other periods under review. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio were within the range of their respective Universe. The Independent Trustees noted that the Funds’ actual advisory fees were at or below the median for each Fund’s respective Universe. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus’ proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining it from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report • 2011	PARNASSUS FUNDS

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Semiannual Report • 2011	PARNASSUS FUNDS

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

50 Fremont Street

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Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics - Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Income Funds
Date: August 4, 2011	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 4, 2011	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: August 4, 2011	By:	/s/ Marc C. Mahon
Marc C. Mahon Principal Accounting Officer